UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

InoLife TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-50863

(Commission File Number)

30-299889

(I.R.S. Employer Identification No.)

300 Spectrum Center Drive, Suite 400, Irvine CA 92618

(Address of Principal Executive Offices)

(866) 834-3777

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

InoLife Technologies, Inc.
CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits.

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QUARTERLY REPORT

Pursuant to Rule 15c2-(11)(a)(5) For

INOLIFE TECHNOLOGIES, INC.

For the Nine Months Ended December 31, 2015

Dated: April 6, 2016

All information contained in this Information and Disclosure Statement has been compiled to fulfill the disclosure requirements of Rule 15c2-11 (a)(5) promulgated under the Securities and Exchange Act of 1934, as amended. The enumerated captions contained herein correspond to the sequential format as set forth in the rule.

INOLIFE TECHNOLOGIES, INC.

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INOLIFE TECHNOLOGIES INC.

QUARTERLY REPORT

All information contained in this Quarterly Report has been compiled to fulfill the disclosure requirements of Rule 15c2-11 (a)(5) promulgated under the Securities and Exchange Act of 1934, as amended. The enumerated captions contained herein correspond to the sequential format as set forth in the rule.

No dealer, salesman or any other person has been authorized to give any information or to make any representations not contained herein in connection with the Issuer. Any representations not contained herein must not be relied upon as having been made or authorized by the Issuer.

Delivery of this information does not imply that the information contained herein is correct as of any time subsequent to the date of this Issuers Quarterly Report.

ITEM 1. THE EXACT NAME OF THE ISSUER AND ITS PREDECESSORS

The exact name of the Issuer is:

INOLIFE TECHNOLOGIES Inc. (hereinafter referred to as "INOLIFE TECHNOLOGIES", "INOL", "Issuer" or "Company").

Predecessor entities since inception and dates of name changes:

•	InoLife Technologies, Inc. since 1-2010

•	Formerly=NexxNow, Inc. until 1-2010

•	Formerly=Centale, Inc. until 6-2008

•	Acquired=4-25-08 the outstanding capital stock of NexxNow China, Inc. (DE) for 43 million common shs of the company.

ITEM 2. ADDRESS OF THE ISSUER'S P RINCIP AL EXECUTIVE OFFICES

Company Headquarters:

•	Address: 300 Spectrum Center Drive Suite 400 Irvine, CA 92618

•	Website: www.inolifetech.com

•	Phone: 1-866-834-3777 Email: info@inolife.net

Investor Relations Firm:

None

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ITEM 3. SECURITY INFORMATION

Trading symbol

The Company's trading symbol is INOL.

The Company's CUS IP

The Company's CUSIP is 45776Y 300

Par or Stated Value:

The Company's Common Stock has $0.00001 par value.

Shares Authorized and Outstanding

As of the date of this Report, the Issuer has two classes of securities; Common Stock and Preferred Stock.

The Company is authorized is five billion (5,000,000,000) at par value of $0.00001 with 1,524,897,616 are issued and outstanding as of March 31, 2016.

The Company has one hundred million (100,000,000) shares of Preferred Stock authorized at par value of $0.00001 with 213,322 issued and outstanding, respectively issued and outstanding as of March 31, 2016.

Transfer Agent

John Ahearn

Manhattan Transfer Registrar Company

531 Cardens Court

Erie, Co 80516

Phone: (631) 928-7655

Fax: (631) 209-8143 Fax

Toll Free: (877) 645-8691

Email: jahearn@mtrco.com

Web: www.mtrco.com

*The Company's transfer agent is registered under the Exchange Act.

Restrictions on the transfer of any security:

None

Describe any trading suspension orders issued by the SEC in the past 12 months:

None

List any stock split, stock dividend, recapitalization, merger, acquisition, spin-off, or reorganization eithercurrently anticipated or that occurred within the past 12 months:

The Company is in the process of completing a business combination with a company who manufactures and distributes needless injectors. Pursuant to the terms of the combination, the Company will need to complete a thirty thousand (30,000) to one (1) stock reverse. Along with other conditions as defined in the agreement. The reverse was approved by the board of directors and majority of shareholders and has been presented for approval by the Financial Industry Regulatory Authority, Inc. ("FINRA").

ITEM 4. ISSUANCE HISTORY

Events by the Issuer Resulting in Changes in Total Outstanding Shares for the Past Two Fiscal Years:

To the best knowledge of the present management of the Company, the list identified below identifies all events, in chronological order, that resulted in changes in total shares outstanding by the Company (1) within the two-year period ending on the last day of the Company's most recent fiscal year and (2) since the last day of the Company's most recent fiscal year.

During the quarter ended December 31, 2015, the Company issued an aggregate of 0 shares of restricted common stock to it's shareholders.

ITEM 5. FINANCIAL STATEMENTS

Unaudited financial statements for the quarter ended December 31, 2015, are included herein. The numbers contained in this filing are exclusively the accounting numbers for InoLife Technologies, Inc. The financial statements requested pursuant to this item have been prepared in accordance with US GAAP by management and persons with sufficient financial skills.

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For the Six Months Ending December 31, 2015

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

INOLIFE TECHNOLOGIES, INC.

Consolidated Balance Sheets

	December 31, 2015	December 31, 2014
ASSETS
Current Assets
Cash and cash equivalents	$103	103
Prepaid Expenses	-	-

Total Current Assets	$103	103

TOTAL ASSETS	$103	103

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$436,215	870,174
Accrued management fees, related party	948,771	946,924
Accrued consulting fees	77,700	65,200
Accrued employer taxes	101,734	101,734
Accrued interest	199,830	199,830
Convertible notes payable	550,829	550,829
Derivative Liability	228,000	228,000
Note payable, related party	78,959	78,959
Total Current Liabilities	2,622,038	3,041,650
TOTAL LIABILITIES	2,622,038	3,041,650

Commitments and Contingencies

Stockholders' Deficit

Preferred stock: 100,000,000 authorized; $0.00001 par value 132,774 and 213,322 issued and outstanding, respectively	52	52
Preferred Stock - Series C, par value $0.01 per share, 572 and 572 issued and outstanding, respectively	6	6
Common stock: 5,000,000,000 authorized; $0.00001 par value 903,929,944 and 40,040,492 issued and outstanding, respectively	2,235	2,235
Additional paid in capital	8,135,810	7,639,789
Accumulated deficit	(11,082,103)	(10,683,629)
Total Stockholders' Deficit	(2,946,293)	(3,041,547)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$103	3

The accompanying notes are an integral part of these condensed consolidated financial statements.

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INOLIFE TECHNOLOGIES, INC.

Consolidated Statements of Operations

	Six Months ended
	December 31,
	2015	2014
		(Restated)
Revenues	$-	$-

Operating Expenses
Professional fees	12.500	199,250
Management expenses	77,500	283,800
Selling, general and administrative expense	15,393	6,222
Total operating expenses	105,393	489,272

Net loss from operations	(105,393)	(489,272)

Other income (expense)
Interest expense	(9,464)	(9,465)
Gain on debt forgiveness	-	-
Other Income	0	0
Change in fair value of derivative	-	-
	(9,464)	(9,465)
Loss before provision for taxes	(114,857)	(498,736)

Provision for income taxes	-	-

Net loss	$(114,857)	$(498,736)

Basic and diluted loss per share	$(0.00)	$(0.00)

Weighted average number of shares outstanding	903,929,944	158,367,451

The accompanying notes are an integral part of these condensed consolidated financial statements.

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INOLIFE Technologies, Inc.

Consolidated Statements of Cash Flows

	6 months ended December 31, 2015	6 months ended December 31, 2014
		(restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(105,393)	$(498,736)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Change in fair value of derivative	-
Common stock issued in exchange for services	550,325	310,548

Changes in assets and liabilities:

(Increase) Decrease in prepaid expense	-	-
Increase (Decrease) in accounts payable	82,402	82,402
Increase (Decrease) in accrued liabilities	(465,715)	(165,715)
Increase (Decrease) in Management fess	(156,836)	262,136
Increase (Decrease) in note payable to related parties	-	-
Increase (Decrease) in accrued interest	9,465	9,465
Net Cash Used in Operating Activities	$100	$100

CASH FLOWS PROVIDED BY (USED FOR) INVESTING ACTIVITIES:

Net Cash Used in Investing Activities	-	-

CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES:

Net Cash Provided by (Used for) Financing Activities	-	-

NET INCREASE (DECREASE) IN CASH	100	100
CASH AT BEGINNING OF PERIOD	3	3
CASH AT END OF PERIOD	$103	$103

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash Paid for interest	-	-
Cash Paid for taxes	-	-
Common Stock issued for services	550,235	310,548
Common Stock issued upon conversion	-	-

 The accompanying notes are an integral part of these condensed consolidated financial statements.

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INOLIFE TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2015

(UNAUDITED)

NOTE 1 – THE COMPANY

HISTORY

InoLife Technologies, Inc. (the "Company") was incorporated under the laws of the State of New York on November 12, 1998 as Safe Harbour Health Care Properties, Ltd. During 1999, the Company ceased its operations. The Company remained dormant until 2004, when one of the Company's shareholders purchased a controlling interest. In February 2004, the Company began its development stage as an internet based marketing company. The Company, as of December 2007 discontinued its internet marketing due to difficulties with service providers and subsequent cancellations by customers.

In August 2009, Gary Berthold purchased 35,013,540 shares of InoLife Technologies, Inc. representing a majority of the outstanding shares. In connection with the purchase, all of the directors and officers of the Company resigned from their positions, after first appointing Berthold as a director.

Effective September 17, 2009, the Board of Directors of the Company authorized the execution of a share exchange agreement (the "Share Exchange Agreement") with InoVet, Ltd., a Delaware corporation ("InoVet") and the shareholders of InoVet (the "InoVet Shareholders"). In accordance with the terms and provisions of the Share Exchange Agreement, the Company agreed to: (i) acquire all of the issued and outstanding shares of common stock of InoVet from the InoVet Shareholders; and (ii) issue an aggregate of 10,000,000 shares of its restricted common stock to the InoVet Shareholders.

On July 7, 2011, the Company acquired 100% of the issued and outstanding shares of Stemtide Inc. in exchange for 50,000,000 shares of common stock of the Company, the assumption of certain outstanding liabilities, and contingent residual payments of 10% of the gross profits derived from the sale of Stemtide Inc.'s Age-Reversing Products. The principal asset of Stemtide Inc. that was acquired was the manufacturing and marketing rights to the Stemtide Age-Reversing Products, throughout the United States, licensed from an affiliate of the principal shareholders of InoLife.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Consolidated Financial Statements:

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States ("GAAP") for complete consolidated financial statements. In the opinion of management, all adjustments (consisting only of normal recurring accruals, unless otherwise indicated) considered necessary for a fair presentation of the interim financial data have been included. Operating results for the three and December 31 months ended December 31, 2015 are not necessarily indicative of the results that may be expected for the fiscal year ending March 31, 2015. Events occurring subsequent to December 31, 2015 have been evaluated for potential recognition or disclosure in the unaudited consolidated financial statements for the three and December 31 months ended December 31, 2015.

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The accompanying unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2014, which were filed with the Securities and Exchange Commission (the "SEC") on July 15, 2014.

The condensed consolidated balance sheet at March 31, 2014 has been derived from the audited financial statements at that date, but does not include all of the information and footnotes required by generally accepted accounting principles in the U.S. for complete financial statements.

The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Management believes that all adjustments necessary for a fair statement of the results of the Nine Months ended December 31, 2015 have been made.

Significant Accounting Policies:

Basis of Presentation:

The Company prepares its consolidated financial statements on the accrual basis of accounting. All intercompany balances and transactions are eliminated.

Cash and Cash Equivalents:

All highly liquid investments with original maturities of Six Months or less are included in cash and cash equivalents. All deposits are maintained in FDIC insured depository accounts in local financial institutions and balances are insured up to $250,000.

Earnings Per Share:

Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share include the effects of any outstanding options, warrants and other potentially dilutive securities. Basic and diluted earnings per share ("EPS") are based on weighted-average common shares and exclude shares that would have an anti-dilutive effect. The Company did not consider any potential common shares in the computation of diluted EPS as of December 31, 2015 and 2014, due to the loss from operations, as they would have an anti-dilutive effect on EPS.

Share Based Payments:

The Company accounts for share based payments using a fair value based method whereby compensation cost is measured at the grant date based on the value of the services received and is recognized over the service period. The Company uses the Black-Scholes pricing model to calculate the fair value of options and warrants issued. In calculating this fair value, there are certain assumptions used such as the expected life of the option, risk-free interest rate, dividend yield, volatility and forfeiture rate. The use of a different estimate for any one of these components could have a material impact on the amount of calculated compensation expense.

Segment Reporting

The Company has determined it has only one operating segment as of the periods presented.

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Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes. Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. The Company has had significant operating losses and a valuation allowance is recorded for the entire amount of the deferred tax assets, resulting in no deferred tax assets or liabilities recognized as of December 31, 2015.

The Company accounts for uncertain tax positions according to the provisions of ASC 740. ASC 740 contains a two-step approach for recognizing and measuring uncertain tax positions. Tax positions are evaluated for recognition by determining if the weight of available evidence indicates that it is probable that the position will be sustained on audit, including resolution of related appeals or litigation. Tax benefits are then measured as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company considers many factors when evaluating and estimating tax positions and tax benefits, which may require periodic adjustments and which may not accurately anticipate actual outcomes.

The company's open tax periods are 2009 through 2013.

Recently Issued Accounting Pronouncements:

On December 31, 2014 the FASB issued ASU No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The amendments in this ASU remove all incremental financial reporting requirements from U.S. GAAP for development stage entities. The Company has elected to early adopt this guidance, and therefore is no longer presenting the financial statements in accordance with ASU 915, with inception to date disclosures.

	Due Date	Interest	December 31, 2015	December 31, 2014
Just Marketing	Demand	10%	40,000	-
New Opportunity Business Solutions	Demand	10%	-	27,500
			40,000	27,500
Debt Discount			-	10,412
			40,000	17,500

The Company is evaluating how to apply ASU 605, Revenues from Contracts with Customers, before its effective date, however, as the Company does not yet have revenue to recognize, it will not have an impact on current results of operations, financial position or cash flow.

NOTE 3 – CONVERTIBLE NOTES PAYABLE

Convertible notes payable consist of the following at December 31, 2015:

The Company has evaluated their convertible notes for embedded derivative features and has determined that in several of the notes a derivative liability is necessary to recognize. These notes contain a conversion feature which includes a "reset" provision, whereby the conversion rate would be reset should there be future equity sales at a price less than the conversion rate in effect at the time. Therefore, the conversion feature is required to be bifurcated and accounted for under derivative accounting, and remeasured each period end, with any changes in the fair value of the derivative to be recognized in income. During the three and December 31 months ended December 31, 2015 there was no change in fair value of the derivative liability. During the December 31 months ended December 31, 2013 there was a reduction in the derivative liability of $137,344 due to the reduction of the related notes principal balances, which was recognized as a separate line item on the accompanying Statement of Operations. The fair value of the derivative liability as of both December 31, 2015 and March 31, 2014, has been determined to be $228,000. Derivative liabilities were valued using a probability based weighted-average Black-Scholes-Merton valuation with the following assumptions: At December 31, 2015 and December 31, 2014 the accrued interest on all notes is approximately $20,000 and $31,500, respectively.

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NOTE 4 – RELATED PARTY TRANSACTIONS

On September 2, 2014, the Company issued 5,000,000 shares of its Series B Preferred Stock ("PS") to the CEO, who is also one of the founders and majority shareholders of the Company. The PS is convertible into common stock six months after issuance, at a mathematical calculation, which as of issuance represented a 1 PS to 250,000 common stock conversion ratio. The PS has been recognized as a distribution of capital, which resulted in no impact on additional paid in capital.

NOTE 5 – COMMON AND PREFERRED STOCK

Please see Note 4 for a discussion of Preferred Stock issued to related parties.

The shares of the Company's common stock issued during the three month period ended December 31, 2015 as described below qualified for an exemption under Section 4(a)(2) of the Securities Act, as amended (the "Securities Act") because the issuance of shares by the Company did not involve a public offering. The offering was not a "public offering" as defined in Section 4(a)(2) of the Securities Act due to the insubstantial number of persons involved in each of the issuances, size of the offering, manner of the offering and number of shares offered and the pre-existing relationship with the Company and the purchaser. Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act for the securities transaction described below.

On November 3, 2014, the Company issued to two investors an aggregate of 48,250,000 shares of common stock upon the investor's conversion of $4,285 of principal of convertible notes.

On December 9, 2014, the Company issued to an investor 24,540,000 shares of common stock upon the investor's conversion of $1,227 of principal of a convertible note.

On December 24, 2014, the Company issued 55,000,000 shares of common stock to an investor upon the investor's conversion of $550 of principal of a convertible note.

On December 30, 2014, the Company issued 35,000,000 shares of restricted common stock and 40,000 shares of Series B Preferred Stock to the Company's Director of SEC Compliance and Regulations. The Company took a charge of $5,400 for these stock issuances.

NOTE 6 – FINANCIAL CONDITION AND GOING CONCERN

The Company has minimal operations and has negative working capital at December 31, 2015. Due to the limited operating history and limited operations, the Company will require additional working capital to survive. The Company is currently working on completing and going live with their website, through which they will market their products. The first products to be marketed will be the Stemtide Anti-Aging Products Line. Management expects revenue on these products to begin being recognized during the first quarter of fiscal 2015. If the funds the Company has are not sufficient, it will also consider bank loans and additional shareholder loans. There are no assurances that the Company will be able to obtain any of these. No assurance can be given that additional financing will be available, or will be available, will be on terms acceptable to the Company. If adequate working capital cannot be generated, the Company may not be able to continue its operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should the Company be able to continue as a going concern.

NOTE 7 – SUBSEQUENT EVENTS

On February 1, 2016, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a Definitive Merger Agreement ("Agreement") with 8687544 Canada, Inc. ("8687544"), pursuant to which the Registrant has agreed to issue 8687544 thirty million shares of common stock, after a thirty thousand to one (30,000 to 1) reverse split of the Registrant's existing issued and outstanding shares, in consideration for 8687544's rights title and interest to a needle free injector system. Including the following rights and assets:

A.	Design, Specifications and Intellectual Properties of the Needle Free Injector System 505 (for injection of 0.5ml, both reusable and disposable), and One30 (a disposable injection of 0.3).

B.	Regulatory Approvals for the Needle Free Injector (FDA, Health Canada and European). FDA Version Number – M GBA EN FR R01 1209SFR

C.	Any and all marketing materials, presentation, clinical trials, research. Including brand name use.

D.

Any and All Global Rights and Ownership to the Needle Free Injector System and technology referred to as Injex and or its equivalent Generic IP, including but not limited to its designs, its technical know-how, and trade secrets.

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ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements: No Assurances Intended

In addition to historical information, this report contains forward-looking statements, which are generally identifiable by use of the words" believes," "expects," "intends," "anticipates," "plans to," "estimates," ''projects," or similar expressions. These forward-looking statements represent Management's belief as to the future of the Company. Whether those beliefs become reality will depend on many factors that are not under management's control. Many risks and uncertainties exist that could cause actual results to differ materially from those reflected in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.

Results of Operations

Due to our continued lack of funds, our operations are very limited. As a result, on May 4, 2015, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a binding letter of intent ("LOI") with Sports Shop Network LLC ("SSN") and Wideshot Productions/Media LLC ("Wideshot"), pursuant to which the Registrant has agreed to purchase from SSN 20,000 television minutes that may be used for the placement of short or long form insertions (advertising) on selected national cable networks, regional cable networks, cable carriers, satellite carriers and local wired full power television stations (the "Media Minutes"). SSN acquired the right to use the Media Minutes from Wideshot. The purchase price for the Media Minutes is $100,000 of which $25,000 shall be paid within 45 days after the execution of a definitive asset purchase agreement for the purchase of the Media Minutes. After the Registrant has paid the purchase price in full, the Registrant is required to secure additional funding over a six (6) month period which will be used to put the Media Minutes into production.

The acquisition of the Media Minutes is subject to the Company's satisfactory due diligence review of the Media Minutes and SSN. The Company has the right to terminate the LOI if its due diligence of the Media Minutes or SSN is unsatisfactory.

lnoLife is committed to our shareholders to increase the fundamental value of the Company's stock. The key to the success of each of these divisions is investment and key personnel. Management is currently in discussions with interested investment groups to help fund the Company's development and marketing initiatives. lnoLife is already in the process of bringing on board the right management talent to make this all happen.

Liquidity and Capital Resources

At December 31, 2015 we have a cash position of approximately $100. Since we initiated our business operations in 2009, our operations have been funded primarily by the private sale of equity and debt to investors. As a result, through December 31, 2015, we had used all of our funds for our operations. However, as noted above, the Company is expecting to begin selling their products and collecting revenue in the next Six Months.

The Company has issued various convertible debentures to accredited investors with interest rates ranging from 8% to 20%. The investors can convert the principal and accrued but unpaid interest of the debentures into shares of the Company's common stock. As of December 31, 2015, there were approximately $551,000 of convertible notes payables.

We continue to actively seek investment capital. At the present time, however, we have had limited commitments from funders to provide us any additional funds.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably expected to have a current or future effect on our financial condition or results of operations.

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Impact of Accounting Pronouncements

On September 10, 2014 the FASB issued ASU No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The amendments in this ASU remove all incremental financial reporting requirements from U.S. GAAP for development stage entities. The Company has elected to early adopt this guidance, and therefore is no longer presenting the financial statements in accordance with ASU 915, with inception to date disclosures.

The Company is evaluating how to apply ASU 605, Revenues from Contracts with Customers, before its effective date, however, as the Company does not yet have revenue to recognize, it will not have an impact on current results of operations, financial position or cash flow.

Plan of Operation

InoLife Technologies, Inc. is organized to develop and market Skin Care and DNA Testing products within the US. The Company's mission has not been a success. On May 4, 2015, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a binding letter of intent ("LOI") with Sports Shop Network LLC ("SSN") and Wideshot Productions/Media LLC ("Wideshot"), pursuant to which the Registrant has agreed to purchase from SSN 20,000 television minutes that may be used for the placement of short or long form insertions (advertising) on selected national cable networks, regional cable networks, cable carriers, satellite carriers and local wired full power television stations (the "Media Minutes"). SSN acquired the right to use the Media Minutes from Wideshot. The purchase price for the Media Minutes is $100,000 of which $25,000 shall be paid within 45 days after the execution of a definitive asset purchase agreement for the purchase of the Media Minutes. After the Registrant has paid the purchase price in full, the Registrant is required to secure additional funding over a six (6) month period which will be used to put the Media Minutes into production.

The acquisition of the Media Minutes is subject to the Company's satisfactory due diligence review of the Media Minutes and SSN. The Company has the right to terminate the LOI if its due diligence of the Media Minutes or SSN is unsatisfactory.

lnoLife is committed to our shareholders to increase the fundamental value of the Company's stock. The key to the success of each of these divisions is investment and key personnel. Management is currently in discussions with interested investment groups to help fund the Company's development and marketing initiatives. lnoLife is already in the process of bringing on board the right management talent to make this all happen.

Our Independent Auditors have expressed substantial doubt about our ability to continue as a going concern.

As we don't have enough cash on hand to pay our expenses for the next 12 months of operations, our independent auditors have included a "going concern" qualification in their audit report. The Company will have to continue to raise funds to continue to operate.

We require additional financing and our inability to raise additional capital on acceptable terms in the future may have a material adverse effect on our business and financial condition.

We do not have sufficient operating capital to fund our operations for the next 12 months and must raise that capital through loans and/or sales of our common stock. There is no guarantee that we will be able to do so. Failure to do so could cause us to have to cut operations and delay development and introduction of our products.

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Because we have a limited operating history to evaluate our company and are implementing a new business model, the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a new company.

Since we have a limited operating history we cannot assure you that our business will generate revenues or be profitable. Early stage companies often are unsuccessful and encounter unanticipated expenses and difficulties, investors should consider this risk in determining whether to purchase or sell our common stock.

Our current management holds significant control over our common stock and they may be able to control our Company indefinitely.

Our management has significant control over our voting stock that may make it difficult to complete some corporate transactions without their support and may prevent a change in control. As of December 31, 2015, our directors and executive officers as a whole, beneficially own approximately 197,000,000 shares of our common stock, and all of our Preferred Stock. The above-described significant stockholders will have considerable influence over the outcome of all matters submitted to our stockholders for approval, including the election of directors. In addition, this ownership could discourage the acquisition of our common stock by potential investors and could have an anti-takeover effect, possibly depressing the trading price of our common stock.

Item 3. Quantitative and Qualitative Disclosures about Market Risk

Not applicable for small business issuers

Item 4. Controls and Procedures.

Management's Conclusions Regarding Effectiveness of Disclosure Controls and Procedures.

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. The Company's internal control over financial reporting is a process designed under the supervision of the Company's Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company's financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

With respect to the period ending December 31, 2015, under the supervision and with the participation of our management, we conducted an evaluation of the effectiveness of the design and operations of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Securities Exchange Act of 1934.

Based upon our evaluation regarding the period ending December 31, 2015, the Company's management, including its Chief Executive Officer and Chief Financial Officer, has concluded that its disclosure controls and procedures were not effective due to the Company's limited internal resources and lack of ability to have multiple levels of transaction review. Through the use of external consultants and the review process, management believes that the financial statements and other information presented herewith are materially correct.

The Company's disclosure controls and procedures are designed to provide reasonable assurance of achieving their objectives. However, the Company's management, including its Chief Executive Officer and Chief Financial Officer, does not expect that its disclosure controls and procedures will prevent all error and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefit of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected.

Changes in Internal Controls.

There have been no changes in the Company's internal control over financial reporting during the period ended December 31, 2015 that have materially affected, or are reasonably likely to materially affect, the Company's internal controls over financial reporting.

15

PART II – OTHER INFORMATION

Item 1. Legal Proceedings.

Inolife Technologies, Inc. v. Sharon P. Berthold, 14 CVS 3156-Forsyth County, North Carolina:

This is an action against a former officer of the Company. Counsel for Inolife believes that the litigation has no material detrimental effect to the Company's financial situation.

The Company is currently not involved in any other litigation that we believe could have a material adverse effect on our financial condition or results of operations.

To the best of our knowledge, except as set forth herein, none of the directors or director designees to our knowledge has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Item lA. Risk Factors.

Not required for smaller reporting companies.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

The shares of the Company's common stock issued during the three month period ended December 31, 2015 as described below qualified for an exemption under Section 4(a)(2) of the Securities Act, as amended (the "Securities Act") because the issuance of shares by the Company did not involve a public offering. The offering was not a "public offering" as defined in Section 4(a)(2) of the Securities Act due to the insubstantial number of persons involved in each of the issuances, size of the offering, manner of the offering and number of shares offered and the pre-existing relationship with the Company and the purchaser. Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act for the securities transaction described below.

On November 3, 2014, the Company issued to two investors an aggregate of 48,250,000 shares of common stock upon the investor's conversion of $4,285 of principal of convertible notes.

On December 9, 2014, the Company issued to an investor 24,540,000 shares of common stock upon the investor's conversion of $1,227 of principal of a convertible note.

On December 24, 2014, the Company issued 55,000,000 shares of common stock to an investor upon the investor's conversion of $550 of principal of a convertible note.

On December 30, 2014, the Company issued 35,000,000 shares of restricted common stock and 40,000 shares of Series B Preferred Stock to the Company's Director of SEC Compliance and Regulations. The Company took a charge of $5,4000 for these stock issuances.

Item 3. Defaults upon Senior Securities.

There has been no default in the payment of principal, interest, sinking or purchase fund installment, or any other material default not cured within 30 days, with respect to any indebtedness of the Company.

Item 4. Mine Safety Disclosure.

Not applicable

Item 5. Other Information.

There is no other information required to be disclosed under this item which was not previously disclosed.

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ITEM 6. OFFICERS, DIRECTORS, AND CONTROL PERSONS

A.	Officers, Directors, and Control Persons as of the date of this Quarterly Report's publication with OTC Markets

Name	Title

Gary Berthold 6040A Six Forks Rd #135 Raleigh, NC 27609	President and Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer, and Director

B.	Involvement in Certain Legal Proceedings

None of the officers, directors, promoters or control persons of the Issuer have been involved in the past five (5) years in any of the following:

(1)	A conviction in a criminal proceeding or named as a defendant in a pending criminal proceeding (excluding traffic violations and minor offenses);

(2)

The entry of an order, judgment, or decree, not subsequently reverse, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, barred, suspended or otherwise limited such person's involvement in any type of business, securities, commodities or bank activities;

(3)

A finding or judgment by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, the Commodity Futures Trading Commission, or a state securities regulator of a violation of federal or state securities or commodities law, which finding or judgment has not been reversed, suspended, or vacated; or

(4)

The entry of an order by a self-regulatory organization that permanently or temporarily barred suspended or otherwise limited such person's involvement in any type of business or securities activities.

C.	Beneficial Shareholders

The name, address and shareholdings of all persons beneficially owning more than ten percent of any class of the Company's equity securities or officers and directors of the Company are:

Name	Common Directly Owned(1)	Percent Ownership(2)
Gary Berthold 6040A Six Forks Rd #135 Raleigh, NC 27609	132,000,604	8%

(1)	Share totals reflect all common shares directly owned as of the date of this report's publication with OTC markets.

(2)	As of the date of this report's publication there we1,524,897,616 shares of common stock issued and outstanding.

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ITEM 9. THIRD PARTY PROVIDERS

Counsel

Randall J. Lanham, Esq.

Lanham & Lanham, LLC

28562 Oso Parkway, Unit D

Rancho Santa Margarita, CA 92688

Accountant or Auditor

None. These financials were prepared internally by management.

ITEM 10. SUBSEQUENT EVENTS

On February 1, 2016, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a Definitive Merger Agreement ("Agreement") with 8687544 Canada, Inc. ("8687544"), pursuant to which the Registrant has agreed to issue 8687544 thirty million shares of common stock, after a thirty thousand to one (30,000 to 1) reverse split of the Registrant's existing issued and outstanding shares, in consideration for 8687544's rights title and interest to a needle free injector system. Including the following rights and assets:

A.	Design, Specifications and Intellectual Properties of the Needle Free Injector System 505 (for injection of 0.5ml, both reusable and disposable), and One30 (a disposable injection of 0.3).

B.	Regulatory Approvals for the Needle Free Injector (FDA, Health Canada and European). FDA Version Number – M GBA EN FR R01 1209SFR

C.	Any and all marketing materials, presentation, clinical trials, research. Including brand name use.

D.

Any and All Global Rights and Ownership to the Needle Free Injector System and technology referred to as Injex and or its equivalent Generic IP, including but not limited to its designs, its technical know-how, and trade secrets.

ITEM 11. ISSUER CERTIFICATION

I, Dr. John Oda, Chief Executive Officer certify that:

1.	I have reviewed this quarterly disclosure statement of INOLIFE TECHNOLOGIES, Inc.;

2.

Based on my knowledge, this disclosure statement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

3.

Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations, and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

Date: April 6, 2016

Signature: /s/ Dr. John Oda

Title: Chief Executive Officer

18

QUARTERLY REPORT

Pursuant to Rule 15c2-(11)(a)(5) For

INOLIFE TECHNOLOGIES, INC.

For the Six Months Ended September 30, 2015

Dated: April 6, 2016

All information contained in this Information and Disclosure Statement has been compiled to fulfill the disclosure requirements of Rule 15c2-11 (a)(5) promulgated under the Securities and Exchange Act of 1934, as amended. The enumerated captions contained herein correspond to the sequential format as set forth in the rule.

INOLIFE TECHNOLOGIES, INC.

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INOLIFE TECHNOLOGIES INC.

QUARTERLY REPORT

All information contained in this Quarterly Report has been compiled to fulfill the disclosure requirements of Rule 15c2-11 (a)(5) promulgated under the Securities and Exchange Act of 1934, as amended. The enumerated captions contained herein correspond to the sequential format as set forth in the rule.

No dealer, salesman or any other person has been authorized to give any information or to make any representations not contained herein in connection with the Issuer. Any representations not contained herein must not be relied upon as having been made or authorized by the Issuer.

Delivery of this information does not imply that the information contained herein is correct as of any time subsequent to the date of this Issuers Quarterly Report.

ITEM 1. THE EXACT NAME OF THE ISSUER AND ITS PREDECESSORS

The exact name of the Issuer is:

INOLIFE TECHNOLOGIES Inc. (hereinafter referred to as "INOLIFE TECHNOLOGIES", "INOL", "Issuer" or "Company").

Predecessor entities since inception and dates of name changes:

•	InoLife Technologies, Inc. since 1-2010

•	Formerly=NexxNow, Inc. until 1-2010

•	Formerly=Centale, Inc. until 6-2008

•	Acquired=4-25-08 the outstanding capital stock of NexxNow China, Inc. (DE) for 43 million common shs of the company.

ITEM 2. ADDRESS OF THE ISSUER'S P RINCIP AL EXECUTIVE OFFICES

Company Headquarters:

•	Address: 300 Spectrum Center Drive Suite 400 Irvine, CA 92618
•	Website: www.inolifetech.com
•	Phone: 1-866-834-3777 Email: info@inolife.net

Investor Relations Firm:

None

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ITEM 3. SECURITY INFORMATION

Trading symbol

The Company's trading symbol is INOL.

The Company's CUS IP

The Company's CUSIP is 45776Y 300

Par or Stated Value:

The Company's Common Stock has $0.00001 par value.

Shares Authorized and Outstanding

As of the date of this Report, the Issuer has two classes of securities; Common Stock and Preferred Stock.

The Company is authorized is five billion (5,000,000,000) at par value of $0.00001 with 1,524,897,616 are issued and outstanding as of March 31, 2016.

The Company has one hundred million (100,000,000) shares of Preferred Stock authorized at par value of $0.00001 with 213,322 issued and outstanding, respectively issued and outstanding as of March 31, 2016.

Transfer Agent

John Ahearn

Manhattan Transfer Registrar Company

531 Cardens Court

Erie, Co 80516

Phone:(631) 928-7655

Fax: (631) 209-8143 Fax

Toll Free: (877) 645-8691

Email: jahearn@mtrco.com

Web: www.mtrco.com

*The Company's transfer agent is registered under the Exchange Act.

21

Restrictions on the transfer of any security:

None

Describe any trading suspension orders issued by the SEC in the past 12 months:

None

List any stock split, stock dividend, recapitalization, merger, acquisition, spin-off, or reorganization eithercurrently anticipated or that occurred within the past 12 months:

The Company is in the process of completing a business combination with a company who manufactures and distributes needless injectors. Pursuant to the terms of the combination, the Company will need to complete a thirty thousand (30,000) to one (1) stock reverse. Along with other conditions as defined in the agreement. The reverse was approved by the board of directors and majority of shareholders and has been presented for approval by the Financial Industry Regulatory Authority, Inc. ("FINRA").

ITEM 4. ISSUANCE HISTORY

Events by the Issuer Resulting in Changes in Total Outstanding Shares for the Past Two Fiscal Years:

To the best knowledge of the present management of the Company, the list identified below identifies all events, in chronological order, that resulted in changes in total shares outstanding by the Company (1) within the two-year period ending on the last day of the Company's most recent fiscal year and (2) since the last day of the Company's most recent fiscal year.

During the quarter ended September 30, 2015, the Company issued an aggregate of 0 shares of restricted common stock to it's shareholders.

ITEM 5. FINANCIAL STATEMENTS

Unaudited financial statements for the quarter ended September 30, 2015, are included herein. The numbers contained in this filing are exclusively the accounting numbers for InoLife Technologies, Inc. The financial statements requested pursuant to this item have been prepared in accordance with US GAAP by management and persons with sufficient financial skills.

22

For the Six Months Ending September 30, 2015

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

INOLIFE TECHNOLOGIES, INC.

Consolidated Balance Sheets

	September 30, 2015	September 30, 2014
ASSETS
Current Assets
Cash and cash equivalents	$103	103
Prepaid Expenses	-	-

Total Current Assets	$103	103

TOTAL ASSETS	$103	103

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$436,215	870,174
Accrued management fees, related party	948,771	946,924
Accrued consulting fees	77,700	65,200
Accrued employer taxes	101,734	101,734
Accrued interest	199,830	199,830
Convertible notes payable	550,829	550,829
Derivative Liability	228,000	228,000
Note payable, related party	78,959	78,959
Total Current Liabilities	2,622,038	3,041,650
TOTAL LIABILITIES	2,622,038	3,041,650

Commitments and Contingencies

Stockholders' Deficit

Preferred stock: 100,000,000 authorized; $0.00001 par value 132,774 and 213,322 issued and outstanding, respectively	52	52
Preferred Stock - Series C, par value $0.01 per share, 572 and 572 issued and outstanding, respectively	6	6
Common stock: 5,000,000,000 authorized; $0.00001 par value 903,929,944 and 40,040,492 issued and outstanding, respectively	2,235	2,235
Additional paid in capital	8,135,810	7,639,789
Accumulated deficit	(11,082,103)	(10,683,629)
Total Stockholders' Deficit	(2,946,293)	(3,041,547)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$103	3

 The accompanying notes are an integral part of these condensed consolidated financial statements.

23

INOLIFE TECHNOLOGIES, INC.

Consolidated Statements of Operations

	Six Months ended
	September 30,
	2015	2014
		(Restated)
Revenues	$-	$-

Operating Expenses
Professional fees	12.500	199,250
Management expenses	77,500	283,800
Selling, general and administrative expense	15,393	6,222
Total operating expenses	105,393	489,272

Net loss from operations	(105,393)	(489,272)

Other income (expense)
Interest expense	(9,464)	(9,465)
Gain on debt forgiveness	-	-
Other Income	0	0
Change in fair value of derivative	-	-
	(9,464)	(9,465)
Loss before provision for taxes	(114,857)	(498,736)

Provision for income taxes	-	-

Net loss	$(114,857)	$(498,736)

Basic and diluted loss per share	$(0.00)	$(0.00)

Weighted average number of shares outstanding	903,929,944	158,367,451

The accompanying notes are an integral part of these condensed consolidated financial statements.

24

INOLIFE Technologies, Inc.

Consolidated Statements of Cash Flows

	6 months ended September 30, 2015	6 months ended September 30, 2014
		(restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(105,393)	$(498,736)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Change in fair value of derivative	-	-
Common stock issued in exchange for services	550,325	310,548

Changes in assets and liabilities:
(Increase) Decrease in prepaid expense	-	-
Increase (Decrease) in accounts payable	82,402	82,402
Increase (Decrease) in accrued liabilities	(465,715)	(165,715)
Increase (Decrease) in Management fess	(156,836)	262,136
Increase (Decrease) in note payable to related parties	-	-
Increase (Decrease) in accrued interest	9,465	9,465
Net Cash Used in Operating Activities	$100	$100

CASH FLOWS PROVIDED BY (USED FOR) INVESTING ACTIVITIES:

Net Cash Used in Investing Activities	-	-

CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES:

Net Cash Provided by (Used for) Financing Activities	-	-

NET INCREASE (DECREASE) IN CASH	100	100
CASH AT BEGINNING OF PERIOD	3	3
CASH AT END OF PERIOD	$103	$103

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash Paid for interest	-	-
Cash Paid for taxes	-	-
Common Stock issued for services	550,235	310,548
Common Stock issued upon conversion	-	-

The accompanying notes are an integral part of these condensed consolidated financial statements.

25

INOLIFE TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2015

(UNAUDITED)

NOTE 1 – THE COMPANY

HISTORY

InoLife Technologies, Inc. (the "Company") was incorporated under the laws of the State of New York on November 12, 1998 as Safe Harbour Health Care Properties, Ltd. During 1999, the Company ceased its operations. The Company remained dormant until 2004, when one of the Company's shareholders purchased a controlling interest. In February 2004, the Company began its development stage as an internet based marketing company. The Company, as of December 2007 discontinued its internet marketing due to difficulties with service providers and subsequent cancellations by customers.

In August 2009, Gary Berthold purchased 35,013,540 shares of InoLife Technologies, Inc. representing a majority of the outstanding shares. In connection with the purchase, all of the directors and officers of the Company resigned from their positions, after first appointing Berthold as a director.

Effective September 17, 2009, the Board of Directors of the Company authorized the execution of a share exchange agreement (the "Share Exchange Agreement") with InoVet, Ltd., a Delaware corporation ("InoVet") and the shareholders of InoVet (the "InoVet Shareholders"). In accordance with the terms and provisions of the Share Exchange Agreement, the Company agreed to: (i) acquire all of the issued and outstanding shares of common stock of InoVet from the InoVet Shareholders; and (ii) issue an aggregate of 10,000,000 shares of its restricted common stock to the InoVet Shareholders.

On July 7, 2011, the Company acquired 100% of the issued and outstanding shares of Stemtide Inc. in exchange for 50,000,000 shares of common stock of the Company, the assumption of certain outstanding liabilities, and contingent residual payments of 10% of the gross profits derived from the sale of Stemtide Inc.'s Age-Reversing Products. The principal asset of Stemtide Inc. that was acquired was the manufacturing and marketing rights to the Stemtide Age-Reversing Products, throughout the United States, licensed from an affiliate of the principal shareholders of InoLife.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Consolidated Financial Statements:

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States ("GAAP") for complete consolidated financial statements. In the opinion of management, all adjustments (consisting only of normal recurring accruals, unless otherwise indicated) considered necessary for a fair presentation of the interim financial data have been included. Operating results for the three and nine months ended September 30, 2015 are not necessarily indicative of the results that may be expected for the fiscal year ending March 31, 2015. Events occurring subsequent to September 30, 2015 have been evaluated for potential recognition or disclosure in the unaudited consolidated financial statements for the three and nine months ended September 30, 2015.

The accompanying unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2014, which were filed with the Securities and Exchange Commission (the "SEC") on July 15, 2014.

26

The condensed consolidated balance sheet at March 31, 2014 has been derived from the audited financial statements at that date, but does not include all of the information and footnotes required by generally accepted accounting principles in the U.S. for complete financial statements.

The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Management believes that all adjustments necessary for a fair statement of the results of the Six Months ended September 30, 2015 have been made.

Significant Accounting Policies:

Basis of Presentation:

The Company prepares its consolidated financial statements on the accrual basis of accounting. All intercompany balances and transactions are eliminated.

Cash and Cash Equivalents:

All highly liquid investments with original maturities of Six Months or less are included in cash and cash equivalents. All deposits are maintained in FDIC insured depository accounts in local financial institutions and balances are insured up to $250,000.

Earnings Per Share:

Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share include the effects of any outstanding options, warrants and other potentially dilutive securities. Basic and diluted earnings per share ("EPS") are based on weighted-average common shares and exclude shares that would have an anti-dilutive effect. The Company did not consider any potential common shares in the computation of diluted EPS as of September 30, 2015 and 2013, due to the loss from operations, as they would have an anti-dilutive effect on EPS.

Share Based Payments:

The Company accounts for share based payments using a fair value based method whereby compensation cost is measured at the grant date based on the value of the services received and is recognized over the service period. The Company uses the Black-Scholes pricing model to calculate the fair value of options and warrants issued. In calculating this fair value, there are certain assumptions used such as the expected life of the option, risk-free interest rate, dividend yield, volatility and forfeiture rate. The use of a different estimate for any one of these components could have a material impact on the amount of calculated compensation expense.

Segment Reporting

The Company has determined it has only one operating segment as of the periods presented.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes. Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. The Company has had significant operating losses and a valuation allowance is recorded for the entire amount of the deferred tax assets, resulting in no deferred tax assets or liabilities recognized as of September 30, 2015.

27

The Company accounts for uncertain tax positions according to the provisions of ASC 740. ASC 740 contains a two-step approach for recognizing and measuring uncertain tax positions. Tax positions are evaluated for recognition by determining if the weight of available evidence indicates that it is probable that the position will be sustained on audit, including resolution of related appeals or litigation. Tax benefits are then measured as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company considers many factors when evaluating and estimating tax positions and tax benefits, which may require periodic adjustments and which may not accurately anticipate actual outcomes.

The company's open tax periods are 2009 through 2013.

Recently Issued Accounting Pronouncements:

On December 31, 2014 the FASB issued ASU No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The amendments in this ASU remove all incremental financial reporting requirements from U.S. GAAP for development stage entities. The Company has elected to early adopt this guidance, and therefore is no longer presenting the financial statements in accordance with ASU 915, with inception to date disclosures.

	Due Date	Interest	September 30, 2015	September 30, 2014
Just Marketing	Demand	10%	40,000	-
New Opportunity Business Solutions	Demand	10%	-	27,500
			40,000	27,500
Debt Discount			-	10,412
			40,000	17,500

The Company is evaluating how to apply ASU 605, Revenues from Contracts with Customers, before its effective date, however, as the Company does not yet have revenue to recognize, it will not have an impact on current results of operations, financial position or cash flow.

NOTE 3 – CONVERTIBLE NOTES PAYABLE

Convertible notes payable consist of the following at September 30, 2015:

The Company has evaluated their convertible notes for embedded derivative features and has determined that in several of the notes a derivative liability is necessary to recognize. These notes contain a conversion feature which includes a "reset" provision, whereby the conversion rate would be reset should there be future equity sales at a price less than the conversion rate in effect at the time. Therefore, the conversion feature is required to be bifurcated and accounted for under derivative accounting, and remeasured each period end, with any changes in the fair value of the derivative to be recognized in income. During the three and nine months ended September 30, 2015 there was no change in fair value of the derivative liability. During the nine months ended December 31, 2013 there was a reduction in the derivative liability of $137,344 due to the reduction of the related notes principal balances, which was recognized as a separate line item on the accompanying Statement of Operations. The fair value of the derivative liability as of both September 30, 2015 and March 31, 2014, has been determined to be $228,000. Derivative liabilities were valued using a probability based weighted-average Black-Scholes-Merton valuation with the following assumptions: At September 30, 2015 and September 30, 2014 the accrued interest on all notes is approximately $20,000 and $31,500, respectively.

28

NOTE 4 – RELATED PARTY TRANSACTIONS

On September 2, 2014, the Company issued 5,000,000 shares of its Series B Preferred Stock ("PS") to the CEO, who is also one of the founders and majority shareholders of the Company. The PS is convertible into common stock six months after issuance, at a mathematical calculation, which as of issuance represented a 1 PS to 250,000 common stock conversion ratio. The PS has been recognized as a distribution of capital, which resulted in no impact on additional paid in capital.

NOTE 5 – COMMON AND PREFERRED STOCK

Please see Note 4 for a discussion of Preferred Stock issued to related parties.

The shares of the Company's common stock issued during the three month period ended September 30, 2015 as described below qualified for an exemption under Section 4(a)(2) of the Securities Act, as amended (the "Securities Act") because the issuance of shares by the Company did not involve a public offering. The offering was not a "public offering" as defined in Section 4(a)(2) of the Securities Act due to the insubstantial number of persons involved in each of the issuances, size of the offering, manner of the offering and number of shares offered and the pre-existing relationship with the Company and the purchaser. Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act for the securities transaction described below.

On November 3, 2014, the Company issued to two investors an aggregate of 48,250,000 shares of common stock upon the investor's conversion of $4,285 of principal of convertible notes.

On December 9, 2014, the Company issued to an investor 24,540,000 shares of common stock upon the investor's conversion of $1,227 of principal of a convertible note.

On December 24, 2014, the Company issued 55,000,000 shares of common stock to an investor upon the investor's conversion of $550 of principal of a convertible note.

On December 30, 2014, the Company issued 35,000,000 shares of restricted common stock and 40,000 shares of Series B Preferred Stock to the Company's Director of SEC Compliance and Regulations. The Company took a charge of $5,400 for these stock issuances.

NOTE 6 – FINANCIAL CONDITION AND GOING CONCERN

The Company has minimal operations and has negative working capital at September 30, 2015. Due to the limited operating history and limited operations, the Company will require additional working capital to survive. The Company is currently working on completing and going live with their website, through which they will market their products. The first products to be marketed will be the Stemtide Anti-Aging Products Line. Management expects revenue on these products to begin being recognized during the first quarter of fiscal 2015. If the funds the Company has are not sufficient, it will also consider bank loans and additional shareholder loans. There are no assurances that the Company will be able to obtain any of these. No assurance can be given that additional financing will be available, or will be available, will be on terms acceptable to the Company. If adequate working capital cannot be generated, the Company may not be able to continue its operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should the Company be able to continue as a going concern.

NOTE 7 – SUBSEQUENT EVENTS

On February 1, 2016, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a Definitive Merger Agreement ("Agreement") with 8687544 Canada, Inc. ("8687544"), pursuant to which the Registrant has agreed to issue 8687544 thirty million shares of common stock, after a thirty thousand to one (30,000 to 1) reverse split of the Registrant's existing issued and outstanding shares, in consideration for 8687544's rights title and interest to a needle free injector system. Including the following rights and assets:

A.	Design, Specifications and Intellectual Properties of the Needle Free Injector System 505 (for injection of 0.5ml, both reusable and disposable), and One 30 (a disposable injection of 0.3).

B.	Regulatory Approvals for the Needle Free Injector (FDA, Health Canada and European). FDA Version Number – M GBA EN FR R01 1209SFR

C.	Any and all marketing materials, presentation, clinical trials, research. Including brand name use.

D.

Any and All Global Rights and Ownership to the Needle Free Injector System and technology referred to as Injex and or its equivalent Generic IP, including but not limited to its designs, its technical know-how, and trade secrets.

29

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements: No Assurances Intended

In addition to historical information, this report contains forward-looking statements, which are generally identifiable by use of the words" believes," "expects," "intends," "anticipates," "plans to," "estimates," ''projects," or similar expressions. These forward-looking statements represent Management's belief as to the future of the Company. Whether those beliefs become reality will depend on many factors that are not under management's control. Many risks and uncertainties exist that could cause actual results to differ materially from those reflected in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.

Results of Operations

Due to our continued lack of funds, our operations are very limited. As a result, on May 4, 2015, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a binding letter of intent ("LOI") with Sports Shop Network LLC ("SSN") and Wideshot Productions/Media LLC ("Wideshot"), pursuant to which the Registrant has agreed to purchase from SSN 20,000 television minutes that may be used for the placement of short or long form insertions (advertising) on selected national cable networks, regional cable networks, cable carriers, satellite carriers and local wired full power television stations (the "Media Minutes"). SSN acquired the right to use the Media Minutes from Wideshot. The purchase price for the Media Minutes is $100,000 of which $25,000 shall be paid within 45 days after the execution of a definitive asset purchase agreement for the purchase of the Media Minutes. After the Registrant has paid the purchase price in full, the Registrant is required to secure additional funding over a six (6) month period which will be used to put the Media Minutes into production.

The acquisition of the Media Minutes is subject to the Company's satisfactory due diligence review of the Media Minutes and SSN. The Company has the right to terminate the LOI if its due diligence of the Media Minutes or SSN is unsatisfactory.

InoLife is committed to our shareholders to increase the fundamental value of the Company's stock. The key to the success of each of these divisions is investment and key personnel. Management is currently in discussions with interested investment groups to help fund the Company's development and marketing initiatives. lnoLife is already in the process of bringing on board the right management talent to make this all happen.

Liquidity and Capital Resources

At September 30, 2015 we have a cash position of approximately $100. Since we initiated our business operations in 2009, our operations have been funded primarily by the private sale of equity and debt to investors. As a result, through September 30, 2015, we had used all of our funds for our operations. However, as noted above, the Company is expecting to begin selling their products and collecting revenue in the next Six Months.

The Company has issued various convertible debentures to accredited investors with interest rates ranging from 8% to 20%. The investors can convert the principal and accrued but unpaid interest of the debentures into shares of the Company's common stock. As of September 30, 2015, there were approximately $551,000 of convertible notes payables.

We continue to actively seek investment capital. At the present time, however, we have had limited commitments from funders to provide us any additional funds.

30

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably expected to have a current or future effect on our financial condition or results of operations.

Impact of Accounting Pronouncements

On September 10, 2014 the FASB issued ASU No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The amendments in this ASU remove all incremental financial reporting requirements from U.S. GAAP for development stage entities. The Company has elected to early adopt this guidance, and therefore is no longer presenting the financial statements in accordance with ASU 915, with inception to date disclosures.

The Company is evaluating how to apply ASU 605, Revenues from Contracts with Customers, before its effective date, however, as the Company does not yet have revenue to recognize, it will not have an impact on current results of operations, financial position or cash flow.

Plan of Operation

lnoLife Technologies, Inc. is organized to develop and market Skin Care and DNA Testing products within the US. The Company's mission has not been a success. On May 4, 2015, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a binding letter of intent ("LOI") with Sports Shop Network LLC ("SSN") and Wideshot Productions/Media LLC ("Wideshot"), pursuant to which the Registrant has agreed to purchase from SSN 20,000 television minutes that may be used for the placement of short or long form insertions (advertising) on selected national cable networks, regional cable networks, cable carriers, satellite carriers and local wired full power television stations (the "Media Minutes"). SSN acquired the right to use the Media Minutes from Wideshot. The purchase price for the Media Minutes is $100,000 of which $25,000 shall be paid within 45 days after the execution of a definitive asset purchase agreement for the purchase of the Media Minutes. After the Registrant has paid the purchase price in full, the Registrant is required to secure additional funding over a six (6) month period which will be used to put the Media Minutes into production.

The acquisition of the Media Minutes is subject to the Company's satisfactory due diligence review of the Media Minutes and SSN. The Company has the right to terminate the LOI if its due diligence of the Media Minutes or SSN is unsatisfactory.

lnoLife is committed to our shareholders to increase the fundamental value of the Company's stock. The key to the success of each of these divisions is investment and key personnel. Management is currently in discussions with interested investment groups to help fund the Company's development and marketing initiatives. lnoLife is already in the process of bringing on board the right management talent to make this all happen.

Our Independent Auditors have expressed substantial doubt about our ability to continue as a going concern.

As we don't have enough cash on hand to pay our expenses for the next 12 months of operations, our independent auditors have included a "going concern" qualification in their audit report. The Company will have to continue to raise funds to continue to operate.

We require additional financing and our inability to raise additional capital on acceptable terms in the future may have a material adverse effect on our business and financial condition.

We do not have sufficient operating capital to fund our operations for the next 12 months and must raise that capital through loans and/or sales of our common stock. There is no guarantee that we will be able to do so. Failure to do so could cause us to have to cut operations and delay development and introduction of our products.

Because we have a limited operating history to evaluate our company and are implementing a new business model, the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a new company.

Since we have a limited operating history we cannot assure you that our business will generate revenues or be profitable. Early stage companies often are unsuccessful and encounter unanticipated expenses and difficulties, investors should consider this risk in determining whether to purchase or sell our common stock.

Our current management holds significant control over our common stock and they may be able to control our Company indefinitely.

Our management has significant control over our voting stock that may make it difficult to complete some corporate transactions without their support and may prevent a change in control. As of September 30, 2015, our directors and executive officers as a whole, beneficially own approximately 197,000,000 shares of our common stock, and all of our Preferred Stock. The above-described significant stockholders will have considerable influence over the outcome of all matters submitted to our stockholders for approval, including the election of directors. In addition, this ownership could discourage the acquisition of our common stock by potential investors and could have an anti-takeover effect, possibly depressing the trading price of our common stock.

31

Item 3. Quantitative and Qualitative Disclosures about Market Risk

Not applicable for small business issuers

Item 4. Controls and Procedures.

Management's Conclusions Regarding Effectiveness of Disclosure Controls and Procedures.

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. The Company's internal control over financial reporting is a process designed under the supervision of the Company's Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company's financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

With respect to the period ending September 30, 2015, under the supervision and with the participation of our management, we conducted an evaluation of the effectiveness of the design and operations of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Securities Exchange Act of 1934.

Based upon our evaluation regarding the period ending September 30, 2015, the Company's management, including its Chief Executive Officer and Chief Financial Officer, has concluded that its disclosure controls and procedures were not effective due to the Company's limited internal resources and lack of ability to have multiple levels of transaction review. Through the use of external consultants and the review process, management believes that the financial statements and other information presented herewith are materially correct.

The Company's disclosure controls and procedures are designed to provide reasonable assurance of achieving their objectives. However, the Company's management, including its Chief Executive Officer and Chief Financial Officer, does not expect that its disclosure controls and procedures will prevent all error and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefit of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected.

Changes in Internal Controls.

There have been no changes in the Company's internal control over financial reporting during the period ended September 30, 2015 that have materially affected, or are reasonably likely to materially affect, the Company's internal controls over financial reporting.

32

PART II – OTHER INFORMATION

Item 1. Legal Proceedings.

Inolife Technologies, Inc. v. Sharon P. Berthold, 14 CVS 3156-Forsyth County, North Carolina:

This is an action against a former officer of the Company. Counsel for Inolife believes that the litigation has no material detrimental effect to the Company's financial situation.

The Company is currently not involved in any other litigation that we believe could have a material adverse effect on our financial condition or results of operations.

To the best of our knowledge, except as set forth herein, none of the directors or director designees to our knowledge has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Item lA. Risk Factors.

Not required for smaller reporting companies.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

The shares of the Company's common stock issued during the three month period ended September 30, 2015 as described below qualified for an exemption under Section 4(a)(2) of the Securities Act, as amended (the "Securities Act") because the issuance of shares by the Company did not involve a public offering. The offering was not a "public offering" as defined in Section 4(a)(2) of the Securities Act due to the insubstantial number of persons involved in each of the issuances, size of the offering, manner of the offering and number of shares offered and the pre-existing relationship with the Company and the purchaser. Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act for the securities transaction described below.

On November 3, 2014, the Company issued to two investors an aggregate of 48,250,000 shares of common stock upon the investor's conversion of $4,285 of principal of convertible notes.

On December 9, 2014, the Company issued to an investor 24,540,000 shares of common stock upon the investor's conversion of $1,227 of principal of a convertible note.

On December 24, 2014, the Company issued 55,000,000 shares of common stock to an investor upon the investor's conversion of $550 of principal of a convertible note.

On December 30, 2014, the Company issued 35,000,000 shares of restricted common stock and 40,000 shares of Series B Preferred Stock to the Company's Director of SEC Compliance and Regulations. The Company took a charge of $5,4000 for these stock issuances.

Item 3. Defaults upon Senior Securities.

There has been no default in the payment of principal, interest, sinking or purchase fund installment, or any other material default not cured within 30 days, with respect to any indebtedness of the Company.

Item 4. Mine Safety Disclosure.

Not applicable

Item 5. Other Information.

There is no other information required to be disclosed under this item which was not previously disclosed.

33

ITEM 6. OFFICERS, DIRECTORS, AND CONTROL PERSONS

A.	Officers, Directors, and Control Persons as of the date of this Quarterly Report's publication with OTC Markets

Name	Title
Gary Berthold 6040A Six Forks Rd #135 Raleigh, NC 27609	President and Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer, and Director

B.	Involvement in Certain Legal Proceedings

None of the officers, directors, promoters or control persons of the Issuer have been involved in the past five (5) years in any of the following:

(1)	A conviction in a criminal proceeding or named as a defendant in a pending criminal proceeding (excluding traffic violations and minor offenses);

(2)

The entry of an order, judgment, or decree, not subsequently reverse, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, barred, suspended or otherwise limited such person's involvement in any type of business, securities, commodities or bank activities;

(3)

A finding or judgment by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, the Commodity Futures Trading Commission, or a state securities regulator of a violation of federal or state securities or commodities law, which finding or judgment has not been reversed, suspended, or vacated; or

(4)

The entry of an order by a self-regulatory organization that permanently or temporarily barred suspended or otherwise limited such person's involvement in any type of business or securities activities.

C.	Beneficial Shareholders

The name, address and shareholdings of all persons beneficially owning more than ten percent of any class of the Company's equity securities or officers and directors of the Company are:

Name	Common Directly Owned(1)	Percent Ownership(2)
Gary Berthold 6040A Six Forks Rd #135 Raleigh, NC 27609	132,000,604	8%

(1)	Share totals reflect all common shares directly owned as of the date of this report's publication with OTC markets.

(2)	As of the date of this report's publication there we1,524,897,616 shares of common stock issued and outstanding.

34

ITEM 9. THIRD PARTY PROVIDERS

Counsel

Randall J. Lanham, Esq.

Lanham & Lanham, LLC

28562 Oso Parkway, Unit D

Rancho Santa Margarita, CA 92688

Accountant or Auditor

None. These financials were prepared internally by management.

ITEM 10. SUBSEQUENT EVENTS

On February 1, 2016, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a Definitive Merger Agreement ("Agreement") with 8687544 Canada, Inc. ("8687544"), pursuant to which the Registrant has agreed to issue 8687544 thirty million shares of common stock, after a thirty thousand to one (30,000 to 1) reverse split of the Registrant's existing issued and outstanding shares, in consideration for 8687544's rights title and interest to a needle free injector system. Including the following rights and assets:

A.	Design, Specifications and Intellectual Properties of the Needle Free Injector System 505 (for injection of 0.5ml, both reusable and disposable), and One30 (a disposable injection of 0.3).

B.	Regulatory Approvals for the Needle Free Injector (FDA, Health Canada and European). FDA Version Number – M GBA EN FR R01 1209SFR

C.	Any and all marketing materials, presentation, clinical trials, research. Including brand name use.

D.

Any and All Global Rights and Ownership to the Needle Free Injector System and technology referred to as Injex and or its equivalent Generic IP, including but not limited to its designs, its technical know-how, and trade secrets.

ITEM 11. ISSUER CERTIFICATION

I, Dr. John Oda, Chief Executive Officer certify that:

1.	I have reviewed this quarterly disclosure statement of INOLIFE TECHNOLOGIES, Inc.;

2.

Based on my knowledge, this disclosure statement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

3.

Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations, and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

Date: April 6, 2016

Signature: /s/ Dr. John Oda

Title: Chief Executive Officer

35

QUARTERLY REPORT

Pursuant to Rule 15c2-(11)(a)(5) For

INOLIFE TECHNOLOGIES, INC.

For the Three Months Ended June 30, 2015

Dated: April 6, 2016

All information contained in this Information and Disclosure Statement has been compiled to fulfill the disclosure requirements of Rule 15c2-11 (a)(5) promulgated under the Securities and Exchange Act of 1934, as amended. The enumerated captions contained herein correspond to the sequential format as set forth in the rule.

INOLIFE TECHNOLOGIES, INC.

36

INOLIFE TECHNOLOGIES INC.

QUARTERLY REPORT

All information contained in this Quarterly Report has been compiled to fulfill the disclosure requirements of Rule 15c2-11 (a)(5) promulgated under the Securities and Exchange Act of 1934, as amended. The enumerated captions contained herein correspond to the sequential format as set forth in the rule.

No dealer, salesman or any other person has been authorized to give any information or to make any representations not contained herein in connection with the Issuer. Any representations not contained herein must not be relied upon as having been made or authorized by the Issuer.

Delivery of this information does not imply that the information contained herein is correct as of any time subsequent to the date of this Issuers Quarterly Report.

ITEM 1. THE EXACT NAME OF THE ISSUER AND ITS PREDECESSORS

The exact name of the Issuer is:

INOLIFE TECHNOLOGIES Inc. (hereinafter referred to as "INOLIFE TECHNOLOGIES", "INOL", "Issuer" or "Company").

Predecessor entities since inception and dates of name changes:

•	InoLife Technologies, Inc. since 1-2010
•	Formerly=NexxNow, Inc. until 1-2010
•	Formerly=Centale, Inc. until 6-2008
•	Acquired=4-25-08 the outstanding capital stock of NexxNow China, Inc. (DE) for 43 million common shs of the company.

ITEM 2. ADDRESS OF THE ISSUER'S P RINCIP AL EXECUTIVE OFFICES

Company Headquarters:

•	Address: 300 Spectrum Center Drive Suite 400 Irvine, CA 92618

•	Website: www.inolifetech.com
•	Phone: 1-866-834-3777 Email: info@inolife.net

Investor Relations Firm:

None

37

ITEM 3. SECURITY INFORMATION

Trading symbol

The Company's trading symbol is INOL.

T he Company's CUS IP

The Company's CUSIP is 45776Y 300

Par or Stated Value:

The Company's Common Stock has $0.00001 par value.

Shares Authorized and Outstanding

As of the date of this Report, the Issuer has two classes of securities; Common Stock and Preferred Stock.

The Company is authorized is five billion (5,000,000,000) at par value of $0.00001 with 1,524,897,616 are issued and outstanding as of March 31, 2016.

The Company has one hundred million (100,000,000) shares of Preferred Stock authorized at par value of $0.00001 with 213,322 issued and outstanding, respectively issued and outstanding as of March 31, 2016.

Transfer Agent

John Ahearn

Manhattan Transfer Registrar Company

531 Cardens Court

Erie, Co 80516

Phone:(631) 928-7655

Fax: (631) 209-8143 Fax

Toll Free: (877) 645-8691

Email: jahearn@mtrco.com

Web: www.mtrco.com

*The Company's transfer agent is registered under the Exchange Act.

38

Restrictions on the transfer of any security:

None

Describe any trading suspension orders issued by the SEC in the past 12 months: None

List any stock split, stock dividend, recapitalization, merger, acquisition, spin-off, or reorganization eithercurrently anticipated or that occurred within the past 12 months:

The Company is in the process of completing a business combination with a company who manufactures and distributes needless injectors. Pursuant to the terms of the combination, the Company will need to complete a thirty thousand (30,000) to one (1) stock reverse. Along with other conditions as defined in the agreement. The reverse was approved by the board of directors and majority of shareholders and has been presented for approval by the Financial Industry Regulatory Authority, Inc. ("FINRA").

ITEM 4. ISSUANCE HISTORY

Events by the Issuer Resulting in Changes in Total Outstanding Shares for the Past Two Fiscal Years:

To the best knowledge of the present management of the Company, the list identified below identifies all events, in chronological order, that resulted in changes in total shares outstanding by the Company (1) within the two-year period ending on the last day of the Company's most recent fiscal year and (2) since the last day of the Company's most recent fiscal year.

During the quarter ended June 30, 2015, the Company issued an aggregate of 0 shares of restricted common stock to it's shareholders.

ITEM 5. FINANCIAL STATEMENTS

Unaudited financial statements for the quarter ended June 30, 2015, are included herein. The numbers contained in this filing are exclusively the accounting numbers for InoLife Technologies, Inc. The financial statements requested pursuant to this item have been prepared in accordance with US GAAP by management and persons with sufficient financial skills.

39

For the Three Months Ending June 30, 2015

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

INOLIFE TECHNOLOGIES, INC.

Consolidated Balance Sheets

	June 30, 2015	June 30, 2014
ASSETS
Current Assets
Cash and cash equivalents	$103	103
Prepaid Expenses	-	-

Total Current Assets	$103	103

TOTAL ASSETS	$103	103

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$436,215	870,174
Accrued management fees, related party	948,771	946,924
Accrued consulting fees	77,700	65,200
Accrued employer taxes	101,734	101,734
Accrued interest	199,830	199,830
Convertible notes payable	550,829	550,829
Derivative Liability	228,000	228,000
Note payable, related party	78,959	78,959
Total Current Liabilities	2,622,038	3,041,650
TOTAL LIABILITIES	2,622,038	3,041,650

Commitments and Contingencies

Stockholders' Deficit

Preferred stock: 100,000,000 authorized; $0.00001 par value 132,774 and 213,322 issued and outstanding, respectively	52	52
Preferred Stock - Series C, par value $0.01 per share, 572 and 572 issued and outstanding, respectively	6	6
Common stock: 5,000,000,000 authorized; $0.00001 par value 903,929,944 and 40,040,492 issued and outstanding, respectively	2,235	2,235
Additional paid in capital	8,135,810	7,639,789
Accumulated deficit	(11,082,103)	(10,683,629)
Total Stockholders' Deficit	(2,946,293)	(3,041,547)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$103	3

The accompanying notes are an integral part of these condensed consolidated financial statements.

40

INOLIFE TECHNOLOGIES, INC.

Consolidated Statements of Operations

	Three months ended
	June 30,
	2015	2014
		(Restated)
Revenues	$-	$-

Operating Expenses
Professional fees	12.500	199,250
Management expenses	77,500	283,800
Selling, general and administrative expense	15,393	6,222
Total operating expenses	105,393	489,272

Net loss from operations	(105,393)	(489,272)

Other income (expense)
Interest expense	(9,464)	(9,465)
Gain on debt forgiveness	-	-
Other Income	0	0
Change in fair value of derivative	-	-
	(9,464)	(9,465)
Loss before provision for taxes	(114,857)	(498,736)

Provision for income taxes	-	-

Net loss	$(114,857)	$(498,736)

Basic and diluted loss per share	$(0.00)	$(0.00)

Weighted average number of shares outstanding	903,929,944	158,367,451

The accompanying notes are an integral part of these condensed consolidated financial statements.

41

INOLIFE Technologies, Inc.

Consolidated Statements of Cash Flows

	3 months ended June 30, 2015	3 months ended June 30, 2014
		(restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(105,393)	$(498,736)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Change in fair value of derivative	-	-
Common stock issued in exchange for services	550,325	310,548

Changes in assets and liabilities:
(Increase) Decrease in prepaid expense	-	-
Increase (Decrease) in accounts payable	82,402	82,402
Increase (Decrease) in accrued liabilities	(465,715)	(165,715)
Increase (Decrease) in Management fess	(156,836)	262,136
Increase (Decrease) in note payable to related parties	-	-
Increase (Decrease) in accrued interest	9,465	9,465
Net Cash Used in Operating Activities	$100	$100

CASH FLOWS PROVIDED BY (USED FOR) INVESTING ACTIVITIES:

Net Cash Used in Investing Activities	-	-

CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES:

Net Cash Provided by (Used for) Financing Activities	-	-

NET INCREASE (DECREASE) IN CASH	100	100
CASH AT BEGINNING OF PERIOD	3	3
CASH AT END OF PERIOD	$103	$103

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash Paid for interest	-	-
Cash Paid for taxes	-	-
Common Stock issued for services	550,235	310,548
Common Stock issued upon conversion	-	-

The accompanying notes are an integral part of these condensed consolidated financial statements.

42

INOLIFE TECHNOLOGIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2015

(UNAUDITED)

NOTE 1 – THE COMPANY

HISTORY

InoLife Technologies, Inc. (the "Company") was incorporated under the laws of the State of New York on November 12, 1998 as Safe Harbour Health Care Properties, Ltd. During 1999, the Company ceased its operations. The Company remained dormant until 2004, when one of the Company's shareholders purchased a controlling interest. In February 2004, the Company began its development stage as an internet based marketing company. The Company, as of December 2007 discontinued its internet marketing due to difficulties with service providers and subsequent cancellations by customers.

In August 2009, Gary Berthold purchased 35,013,540 shares of InoLife Technologies, Inc. representing a majority of the outstanding shares. In connection with the purchase, all of the directors and officers of the Company resigned from their positions, after first appointing Berthold as a director.

Effective September 17, 2009, the Board of Directors of the Company authorized the execution of a share exchange agreement (the "Share Exchange Agreement") with InoVet, Ltd., a Delaware corporation ("InoVet") and the shareholders of InoVet (the "InoVet Shareholders"). In accordance with the terms and provisions of the Share Exchange Agreement, the Company agreed to: (i) acquire all of the issued and outstanding shares of common stock of InoVet from the InoVet Shareholders; and (ii) issue an aggregate of 10,000,000 shares of its restricted common stock to the InoVet Shareholders.

On July 7, 2011, the Company acquired 100% of the issued and outstanding shares of Stemtide Inc. in exchange for 50,000,000 shares of common stock of the Company, the assumption of certain outstanding liabilities, and contingent residual payments of 10% of the gross profits derived from the sale of Stemtide Inc.'s Age-Reversing Products. The principal asset of Stemtide Inc. that was acquired was the manufacturing and marketing rights to the Stemtide Age-Reversing Products, throughout the United States, licensed from an affiliate of the principal shareholders of InoLife.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Consolidated Financial Statements:

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States ("GAAP") for complete consolidated financial statements. In the opinion of management, all adjustments (consisting only of normal recurring accruals, unless otherwise indicated) considered necessary for a fair presentation of the interim financial data have been included. Operating results for the three and nine months ended June 30, 2015 are not necessarily indicative of the results that may be expected for the fiscal year ending March 31, 2015. Events occurring subsequent to June 30, 2015 have been evaluated for potential recognition or disclosure in the unaudited consolidated financial statements for the three and nine months ended June 30, 2015.

The accompanying unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2014, which were filed with the Securities and Exchange Commission (the "SEC") on July 15, 2014.

The condensed consolidated balance sheet at March 31, 2014 has been derived from the audited financial statements at that date, but does not include all of the information and footnotes required by generally accepted accounting principles in the U.S. for complete financial statements.

43

The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Management believes that all adjustments necessary for a fair statement of the results of the three months ended June 30, 2015 have been made.

Significant Accounting Policies:

Basis of Presentation:

The Company prepares its consolidated financial statements on the accrual basis of accounting. All intercompany balances and transactions are eliminated.

Cash and Cash Equivalents:

All highly liquid investments with original maturities of three months or less are included in cash and cash equivalents. All deposits are maintained in FDIC insured depository accounts in local financial institutions and balances are insured up to $250,000.

Earnings Per Share:

Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share include the effects of any outstanding options, warrants and other potentially dilutive securities. Basic and diluted earnings per share ("EPS") are based on weighted-average common shares and exclude shares that would have an anti-dilutive effect. The Company did not consider any potential common shares in the computation of diluted EPS as of June 30, 2015 and 2013, due to the loss from operations, as they would have an anti-dilutive effect on EPS.

Share Based Payments:

The Company accounts for share based payments using a fair value based method whereby compensation cost is measured at the grant date based on the value of the services received and is recognized over the service period. The Company uses the Black-Scholes pricing model to calculate the fair value of options and warrants issued. In calculating this fair value, there are certain assumptions used such as the expected life of the option, risk-free interest rate, dividend yield, volatility and forfeiture rate. The use of a different estimate for any one of these components could have a material impact on the amount of calculated compensation expense.

Segment Reporting

The Company has determined it has only one operating segment as of the periods presented.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes. Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. The Company has had significant operating losses and a valuation allowance is recorded for the entire amount of the deferred tax assets, resulting in no deferred tax assets or liabilities recognized as of June 30, 2015.

The Company accounts for uncertain tax positions according to the provisions of ASC 740. ASC 740 contains a two-step approach for recognizing and measuring uncertain tax positions. Tax positions are evaluated for recognition by determining if the weight of available evidence indicates that it is probable that the position will be sustained on audit, including resolution of related appeals or litigation. Tax benefits are then measured as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company considers many factors when evaluating and estimating tax positions and tax benefits, which may require periodic adjustments and which may not accurately anticipate actual outcomes.

The company's open tax periods are 2009 through 2013.

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Recently Issued Accounting Pronouncements:

On December 31, 2014 the FASB issued ASU No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The amendments in this ASU remove all incremental financial reporting requirements from U.S. GAAP for development stage entities. The Company has elected to early adopt this guidance, and therefore is no longer presenting the financial statements in accordance with ASU 915, with inception to date disclosures.

	Due Date	Interest	June 30, 2015	June 30, 2014
Just Marketing	Demand	10%	40,000	-
New Opportunity Business Solutions	Demand	10%	-	27,500
			40,000	27,500
Debt Discount			-	10,412
			40,000	17,500

The Company is evaluating how to apply ASU 605, Revenues from Contracts with Customers, before its effective date, however, as the Company does not yet have revenue to recognize, it will not have an impact on current results of operations, financial position or cash flow.

NOTE 3 – CONVERTIBLE NOTES PAYABLE

Convertible notes payable consist of the following at June 30, 2015:

The Company has evaluated their convertible notes for embedded derivative features and has determined that in several of the notes a derivative liability is necessary to recognize. These notes contain a conversion feature which includes a "reset" provision, whereby the conversion rate would be reset should there be future equity sales at a price less than the conversion rate in effect at the time. Therefore, the conversion feature is required to be bifurcated and accounted for under derivative accounting, and remeasured each period end, with any changes in the fair value of the derivative to be recognized in income. During the three and nine months ended June 30, 2015 there was no change in fair value of the derivative liability. During the nine months ended December 31, 2013 there was a reduction in the derivative liability of $137,344 due to the reduction of the related notes principal balances, which was recognized as a separate line item on the accompanying Statement of Operations. The fair value of the derivative liability as of both June 30, 2015 and March 31, 2014, has been determined to be $228,000. Derivative liabilities were valued using a probability based weighted-average Black-Scholes-Merton valuation with the following assumptions:

At June 30, 2015 and March 31, 2014 the accrued interest on all notes is approximately $20,000 and $31,500, respectively.

NOTE 4 – RELATED PARTY TRANSACTIONS

On June 2, 2014, the Company issued 5,000,000 shares of its Series B Preferred Stock ("PS") to the CEO, who is also one of the founders and majority shareholders of the Company. The PS is convertible into common stock six months after issuance, at a mathematical calculation, which as of issuance represented a 1 PS to 250,000 common stock conversion ratio. The PS has been recognized as a distribution of capital, which resulted in no impact on additional paid in capital.

NOTE 5 – COMMON AND PREFERRED STOCK

Please see Note 4 for a discussion of Preferred Stock issued to related parties.

The shares of the Company's common stock issued during the three month period ended June 30, 2015 as described below qualified for an exemption under Section 4(a)(2) of the Securities Act, as amended (the "Securities Act") because the issuance of shares by the Company did not involve a public offering. The offering was not a "public offering" as defined in Section 4(a)(2) of the Securities Act due to the insubstantial number of persons involved in each of the issuances, size of the offering, manner of the offering and number of shares offered and the pre-existing relationship with the Company and the purchaser. Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act for the securities transaction described below.

45

On November 3, 2014, the Company issued to two investors an aggregate of 48,250,000 shares of common stock upon the investor's conversion of $4,285 of principal of convertible notes.

On December 9, 2014, the Company issued to an investor 24,540,000 shares of common stock upon the investor's conversion of $1,227 of principal of a convertible note.

On December 24, 2014, the Company issued 55,000,000 shares of common stock to an investor upon the investor's conversion of $550 of principal of a convertible note.

On December 30, 2014, the Company issued 35,000,000 shares of restricted common stock and 40,000 shares of Series B Preferred Stock to the Company's Director of SEC Compliance and Regulations. The Company took a charge of $5,400 for these stock issuances.

NOTE 6 – FINANCIAL CONDITION AND GOING CONCERN

The Company has minimal operations and has negative working capital at June 30, 2015. Due to the limited operating history and limited operations, the Company will require additional working capital to survive. The Company is currently working on completing and going live with their website, through which they will market their products. The first products to be marketed will be the Stemtide Anti-Aging Products Line. Management expects revenue on these products to begin being recognized during the first quarter of fiscal 2015. If the funds the Company has are not sufficient, it will also consider bank loans and additional shareholder loans. There are no assurances that the Company will be able to obtain any of these. No assurance can be given that additional financing will be available, or will be available, will be on terms acceptable to the Company. If adequate working capital cannot be generated, the Company may not be able to continue its operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should the Company be able to continue as a going concern.

NOTE 7– SUBSEQUENT EVENTS

On February 1, 2016, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a Definitive Merger Agreement ("Agreement") with 8687544 Canada, Inc. ("8687544"), pursuant to which the Registrant has agreed to issue 8687544 thirty million shares of common stock, after a thirty thousand to one (30,000 to 1) reverse split of the Registrant's existing issued and outstanding shares, in consideration for 8687544's rights title and interest to a needle free injector system. Including the following rights and assets:

A.	Design, Specifications and Intellectual Properties of the Needle Free Injector System 505 (for injection of 0.5ml, both reusable and disposable), and One 30 (a disposable injection of 0.3).

B.	Regulatory Approvals for the Needle Free Injector (FDA, Health Canada and European). FDA Version Number – M GBA EN FR R01 1209SFR

C.	Any and all marketing materials, presentation, clinical trials, research. Including brand name use.

D.

Any and All Global Rights and Ownership to the Needle Free Injector System and technology referred to as Injex and or its equivalent Generic IP, including but not limited to its designs, its technical know-how, and trade secrets.

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ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements: No Assurances Intended

In addition to historical information, this report contains forward-looking statements, which are generally identifiable by use of the words" believes," "expects," "intends," "anticipates," "plans to," "estimates," ''projects," or similar expressions. These forward-looking statements represent Management's belief as to the future of the Company. Whether those beliefs become reality will depend on many factors that are not under management's control. Many risks and uncertainties exist that could cause actual results to differ materially from those reflected in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.

Results of Operations

Due to our continued lack of funds, our operations are very limited. As a result, we realized no revenue during the period ended June 30, 2015. The Company is expecting to begin recognizing revenue early in the next fiscal year as their website is expected to go live during the quarter ended March 31, 2015.

The largest expense during the three and nine months ended June 30, 2015 and 2013 was for management fees. The majority of these fees were incurred in the three months ended June 30, 2014. Included in the management fees, the officers and directors of the Company received approximately $283,750 in issuances of Preferred and Common shares, with an additional $104,250 issued to attorneys. $77,500 was accrued each period in accordance with the employment agreement for the CEO. Another $27,900 and $145,800, respectively, was incurred during the three and nine months ended June 30, 2015 for accounting and consulting fees related to the annual financial statements included in the Form 10K filed and other SEC filings. $62,900 of these accrued fees were paid during the three months ended June 30, 2015 through the issuance of the Company's common shares.

The additional management fees expense for the period ending December 31, 2013 as compared to June 30, 2015, was for shares issued to consultants as signing bonuses for agreeing to serve in executive and director positions with the Company going forward, as well as increased legal fees. The common stock was valued at the markets closing price on the day of issuance, which was $0.22 per share on June 4, 2013 as compared to $0.0015 on June 2, 2014.

We realized a net loss of approximately $125,000 and $740,000 for the three and nine months ended June 30, 2015, compared to net loss of approximately $171,000.00 and $2,321,000 for the three and nine months ended December 31, 2014.

Liquidity and Capital Resources

At June 30, 2015 we have a cash position of approximately $100. Since we initiated our business operations in 2009, our operations have been funded primarily by the private sale of equity and debt to investors. As a result, through June 30, 2015, we had used all of our funds for our operations. However, as noted above, the Company is expecting to begin selling their products and collecting revenue in the next three months.

The Company has issued various convertible debentures to accredited investors with interest rates ranging from 8% to 20%. The investors can convert the principal and accrued but unpaid interest of the debentures into shares of the Company's common stock. As of June 30, 2015, there were approximately $551,000 of convertible notes payables.

We continue to actively seek investment capital. At the present time, however, we have had limited commitments from funders to provide us any additional funds.

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Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably expected to have a current or future effect on our financial condition or results of operations.

Impact of Accounting Pronouncements

On June 10, 2014 the FASB issued ASU No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The amendments in this ASU remove all incremental financial reporting requirements from U.S. GAAP for development stage entities. The Company has elected to early adopt this guidance, and therefore is no longer presenting the financial statements in accordance with ASU 915, with inception to date disclosures.

The Company is evaluating how to apply ASU 605, Revenues from Contracts with Customers, before its effective date, however, as the Company does not yet have revenue to recognize, it will not have an impact on current results of operations, financial position or cash flow.

Plan of Operation

lnoLife Technologies, Inc. is organized to develop and market Skin Care and DNA Testing products within the US. The Company's mission has not been a success. On May 4, 2015, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a binding letter of intent ("LOI") with Sports Shop Network LLC ("SSN") and Wideshot Productions/Media LLC ("Wideshot"), pursuant to which the Registrant has agreed to purchase from SSN 20,000 television minutes that may be used for the placement of short or long form insertions (advertising) on selected national cable networks, regional cable networks, cable carriers, satellite carriers and local wired full power television stations (the "Media Minutes"). SSN acquired the right to use the Media Minutes from Wideshot. The purchase price for the Media Minutes is $100,000 of which $25,000 shall be paid within 45 days after the execution of a definitive asset purchase agreement for the purchase of the Media Minutes. After the Registrant has paid the purchase price in full, the Registrant is required to secure additional funding over a six (6) month period which will be used to put the Media Minutes into production.

The acquisition of the Media Minutes is subject to the Company's satisfactory due diligence review of the Media Minutes and SSN. The Company has the right to terminate the LOI if its due diligence of the Media Minutes or SSN is unsatisfactory.

InoLife is committed to our shareholders to increase the fundamental value of the Company's stock. The key to the success of each of these divisions is investment and key personnel. Management is currently in discussions with interested investment groups to help fund the Company's development and marketing initiatives. lnoLife is already in the process of bringing on board the right management talent to make this all happen.

Our Independent Auditors have expressed substantial doubt about our ability to continue as a going concern.

As we don't have enough cash on hand to pay our expenses for the next 12 months of operations, our independent auditors have included a "going concern" qualification in their audit report. The Company will have to continue to raise funds to continue to operate.

We require additional financing and our inability to raise additional capital on acceptable terms in the future may have a material adverse effect on our business and financial condition.

We do not have sufficient operating capital to fund our operations for the next 12 months and must raise that capital through loans and/or sales of our common stock. There is no guarantee that we will be able to do so. Failure to do so could cause us to have to cut operations and delay development and introduction of our products.

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Because we have a limited operating history to evaluate our company and are implementing a new business model, the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a new company.

Since we have a limited operating history we cannot assure you that our business will generate revenues or be profitable. Early stage companies often are unsuccessful and encounter unanticipated expenses and difficulties, investors should consider this risk in determining whether to purchase or sell our common stock.

Our current management holds significant control over our common stock and they may be able to control our Company indefinitely.

Our management has significant control over our voting stock that may make it difficult to complete some corporate transactions without their support and may prevent a change in control. As of June 30, 2015, our directors and executive officers as a whole, beneficially own approximately 197,000,000 shares of our common stock, and all of our Preferred Stock. The above-described significant stockholders will have considerable influence over the outcome of all matters submitted to our stockholders for approval, including the election of directors. In addition, this ownership could discourage the acquisition of our common stock by potential investors and could have an anti-takeover effect, possibly depressing the trading price of our common stock.

Item 3. Quantitative and Qualitative Disclosures about Market Risk

Not applicable for small business issuers

Item 4. Controls and Procedures.

Management's Conclusions Regarding Effectiveness of Disclosure Controls and Procedures.

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. The Company's internal control over financial reporting is a process designed under the supervision of the Company's Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company's financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

With respect to the period ending June 30, 2015, under the supervision and with the participation of our management, we conducted an evaluation of the effectiveness of the design and operations of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Securities Exchange Act of 1934.

Based upon our evaluation regarding the period ending June 30, 2015, the Company's management, including its Chief Executive Officer and Chief Financial Officer, has concluded that its disclosure controls and procedures were not effective due to the Company's limited internal resources and lack of ability to have multiple levels of transaction review. Through the use of external consultants and the review process, management believes that the financial statements and other information presented herewith are materially correct.

The Company's disclosure controls and procedures are designed to provide reasonable assurance of achieving their objectives. However, the Company's management, including its Chief Executive Officer and Chief Financial Officer, does not expect that its disclosure controls and procedures will prevent all error and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefit of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected.

Changes in Internal Controls.

There have been no changes in the Company's internal control over financial reporting during the period ended June 30, 2015 that have materially affected, or are reasonably likely to materially affect, the Company's internal controls over financial reporting.

49

PART II – OTHER INFORMATION

Item 1. Legal Proceedings.

Inolife Technologies, Inc. v. Sharon P. Berthold, 14 CVS 3156-Forsyth County, North Carolina:

This is an action against a former officer of the Company. Counsel for Inolife believes that the litigation has no material detrimental effect to the Company's financial situation.

The Company is currently not involved in any other litigation that we believe could have a material adverse effect on our financial condition or results of operations.

To the best of our knowledge, except as set forth herein, none of the directors or director designees to our knowledge has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Item lA. Risk Factors.

Not required for smaller reporting companies.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

The shares of the Company's common stock issued during the three month period ended June 30, 2015 as described below qualified for an exemption under Section 4(a)(2) of the Securities Act, as amended (the "Securities Act") because the issuance of shares by the Company did not involve a public offering. The offering was not a "public offering" as defined in Section 4(a)(2) of the Securities Act due to the insubstantial number of persons involved in each of the issuances, size of the offering, manner of the offering and number of shares offered and the pre-existing relationship with the Company and the purchaser. Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act for the securities transaction described below.

On November 3, 2014, the Company issued to two investors an aggregate of 48,250,000 shares of common stock upon the investor's conversion of $4,285 of principal of convertible notes.

On December 9, 2014, the Company issued to an investor 24,540,000 shares of common stock upon the investor's conversion of $1,227 of principal of a convertible note.

On December 24, 2014, the Company issued 55,000,000 shares of common stock to an investor upon the investor's conversion of $550 of principal of a convertible note.

On December 30, 2014, the Company issued 35,000,000 shares of restricted common stock and 40,000 shares of Series B Preferred Stock to the Company's Director of SEC Compliance and Regulations. The Company took a charge of $5,4000 for these stock issuances.

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Item 3. Defaults upon Senior Securities.

There has been no default in the payment of principal, interest, sinking or purchase fund installment, or any other material default not cured within 30 days, with respect to any indebtedness of the Company.

Item 4. Mine Safety Disclosure.

Not applicable

Item 5. Other Information.

There is no other information required to be disclosed under this item which was not previously disclosed.

ITEM 6. OFFICERS, DIRECTORS, AND CONTROL PERSONS

A.	Officers, Directors, and Control Persons as of the date of this Quarterly Report's publication with OTC Markets

Name	Title
Gary Berthold 6040A Six Forks Rd #135 Raleigh, NC 27609	President and Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer, and Director

B.	Involvement in Certain Legal Proceedings

None of the officers, directors, promoters or control persons of the Issuer have been involved in the past five (5) years in any of the following:

(1)	A conviction in a criminal proceeding or named as a defendant in a pending criminal proceeding (excluding traffic violations and minor offenses);

(2)

The entry of an order, judgment, or decree, not subsequently reverse, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, barred, suspended or otherwise limited such person's involvement in any type of business, securities, commodities or bank activities;

(3)

A finding or judgment by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, the Commodity Futures Trading Commission, or a state securities regulator of a violation of federal or state securities or commodities law, which finding or judgment has not been reversed, suspended, or vacated; or

(4)

The entry of an order by a self-regulatory organization that permanently or temporarily barred suspended or otherwise limited such person's involvement in any type of business or securities activities.

C.	Beneficial Shareholders

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The name, address and shareholdings of all persons beneficially owning more than ten percent of any class of the Company's equity securities or officers and directors of the Company are:

Name	Common Directly Owned(1)	Percent Ownership(2)
Gary Berthold 6040A Six Forks Rd #135 Raleigh, NC 27609	132,000,604	8%

(1)	Share totals reflect all common shares directly owned as of the date of this report's publication with OTC markets.

(2)	As of the date of this report's publication there we1,524,897,616 shares of common stock issued and outstanding.

ITEM 9. THIRD PARTY PROVIDERS

Counsel

Randall J. Lanham, Esq.

Lanham & Lanham, LLC

28562 Oso Parkway, Unit D

Rancho Santa Margarita, CA 92688

Accountant or Auditor

None. These financials were prepared internally by management.

ITEM 10. SUBSEQUENT EVENTS

On February 1, 2016, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a Definitive Merger Agreement ("Agreement") with 8687544 Canada, Inc. ("8687544"), pursuant to which the Registrant has agreed to issue 8687544 thirty million shares of common stock, after a thirty thousand to one (30,000 to 1) reverse split of the Registrant's existing issued and outstanding shares, in consideration for 8687544's rights title and interest to a needle free injector system. Including the following rights and assets:

A.	Design, Specifications and Intellectual Properties of the Needle Free Injector System 505 (for injection of 0.5ml, both reusable and disposable), and One30 (a disposable injection of 0.3).

B.	Regulatory Approvals for the Needle Free Injector (FDA, Health Canada and European). FDA Version Number – M GBA EN FR R01 1209SFR

C.	Any and all marketing materials, presentation, clinical trials, research. Including brand name use.

D.

Any and All Global Rights and Ownership to the Needle Free Injector System and technology referred to as Injex and or its equivalent Generic IP, including but not limited to its designs, its technical know-how, and trade secrets.

ITEM 11. ISSUER CERTIFICATION

I, Dr. John Oda, Chief Executive Officer certify that:

1.	I have reviewed this quarterly disclosure statement of INOLIFE TECHNOLOGIES, Inc.;

2.

Based on my knowledge, this disclosure statement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

3.

Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations, and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

Date: April 6, 2016

Signature: /s/ Dr. John Oda

Title: Chief Executive Officer

52

ANNUAL REPORT

Pursuant to Rule 15c2 (11)(a)(5) For

INOLIFE TECHNOLOGIES, INC.

For the Year Ended March 31, 2015

Dated: April 6, 2016

All information contained in this Information and Disclosure Statement has been compiled to fulfill the disclosure requirements of Rule 15c2-11 (a)(5) promulgated under the Securities and Exchange Act of 1934, as amended. The enumerated captions contained herein correspond to the sequential format as set forth in the rule.

53

INOLIFE TECHNOLOGIES INC.

ANNUAL REPORT

All information contained in this Quarterly Report has been compiled to fulfill the disclosure requirements of Rule 15c2-11 (a)(5) promulgated under the Securities and Exchange Act of 1934, as amended. The enumerated captions contained herein correspond to the sequential format as set forth in the rule.

No dealer, salesman or any other person has been authorized to give any information or to make any representations not contained herein in connection with the Issuer. Any representations not contained herein must not be relied upon as having been made or authorized by the Issuer.

Delivery of this information does not imply that the information contained herein is correct as of any time subsequent to the date of this Issuers Quarterly Report.

ITEM 1. THE EXACT NAME OF THE ISSUER AND ITS PREDECESSORS

The exact name of the Issuer is:

INOLIFE TECHNOLOGIES Inc. (hereinafter referred to as "INOLIFE TECHNOLOGIES", "INOL", "Issuer" or "Company").

Predecessor entities since inception and dates of name changes:

•	InoLife Technologies, Inc. since 1-2010
•	Formerly=NexxNow, Inc. until 1-2010
•	Formerly=Centale, Inc. until 6-2008
•	Acquired=4-25-08 the outstanding capital stock of NexxNow China, Inc. (DE) for 43 million common shs of the company

ITEM 2. ADDRESS OF THE ISSUER'S PRINCIPAL EXECUTIVE OFFICES

Company Headquarters:

•	Address: 300 Spectrum Center Drive Suite 400 Irvine, CA 92618

•	Website: www.inolifetech.com
•	Phone: 1-866-834-3777 Email: info@inolife.net

Investor Relations Firm:

None

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ITEM 3. SECURITY INFORMATION

Trading symbol

The Company's trading symbol is INOL.

The Company's CUSIP

The Company's CUSIP is 45776Y 300

Par or Stated Value:

The Company's Common Stock has $0.00001 par value.

Shares Authorized and Outstanding

As of the date of this Report, the Issuer has two classes of securities; Common Stock and Preferred Stock.

The Company is authorized is five billion (5,000,000,000) at par value of $0.00001 with 1,524,897,616 are issued and outstanding as of March 31, 2016.

The Company has one hundred million (100,000,000) shares of Preferred Stock authorized at par value of $0.00001 with 213,322 issued and outstanding, respectively issued and outstanding as of March 31, 2016.

Transfer Agent

John Ahearn

Manhattan Transfer Registrar Company

531 Cardens Court

Erie, Co 80516

Phone:(631) 928-7655

Fax: (631) 209-8143 Fax

Toll Free: (877) 645-8691

Email: jahearn@mtrco.com

Web: www.mtrco.com

*The Company's transfer agent is registered under the Exchange Act.

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Restrictions on the transfer of any security:

None

Describe any trading suspension orders issued by the SEC in the past 12 months: None

List any stock split, stock dividend, recapitalization, merger, acquisition, spin-off, or reorganization either currently anticipated or that occurred within the past 12 months:

The Company is in the process of completing a business combination with a company who manufactures and distributes needless injectors. Pursuant to the terms of the combination, the Company will need to complete a thirty thousand (30,000) to one (1) stock reverse. Along with other conditions as defined in the agreement. The reverse was approved by the board of directors and majority of shareholders and has been presented for approval by the Financial Industry Regulatory Authority, Inc. ("FINRA").

ITEM 4. ISSUANCE HISTORY

Events by the Issuer Resulting in Changes in Total Outstanding Shares for the Past Two Fiscal Years:

To the best knowledge of the present management of the Company, the list identified below identifies all events, in chronological order, that resulted in changes in total shares outstanding by the Company (1) within the two-year period ending on the last day of the Company's most recent fiscal year and (2) since the last day of the Company's most recent fiscal year.

During the year ended March 31, 2015, the Company issued an aggregate of 0 shares of restricted common stock to it's shareholders.

ITEM 5. FINANCIAL STATEMENTS

Unaudited financial statements for the year ended March 31, 2015, are included herein. The numbers contained in this filing are exclusively the accounting numbers for InoLife Technologies, Inc. The financial statements requested pursuant to this item have been prepared in accordance with US GAAP by management and persons with sufficient financial skills.

56

INOLIFE TECHNOLOGIES, INC.

ANNUAL REPORT

Fiscal Year Ended March 31, 2015

57

Special Note Regarding Forward Looking Statements.

This annual report on INOL Life Technologies, Inc. for the year ended March 31, 2015 contains certain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. To the extent that such statements are not recitations of historical fact, such statements constitute forward looking statements which, by definition involve risks and uncertainties. In particular, statements under the Sections; Description of Business, Management's Discussion and Analysis of Financial Condition and Results of Operations contain forward looking statements. Where in any forward looking statements, the Company expresses an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.

The following are factors that could cause actual results or events to differ materially from those anticipated, and include but are not limited to: general economic, financial and business conditions; changes in and compliance with governmental regulations; changes in tax laws; and the cost and effects of legal proceedings.

You should not rely on forward looking statements in this annual report. This annual report contains forward looking statements that involve risks and uncertainties. We use words such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify these forward-looking statements. Prospective investors should not place undue reliance on these forward looking statements, which apply only as of the date of this annual report. Our actual results could differ materially from those anticipated in these forward-looking statements.

PART I

Item 1. Business

History

InoLife Technologies, Inc. was incorporated under the laws of the State of New York on November 12, 1998 as Safe Harbour Health Care Properties, Ltd. The Company remained dormant until 2004, when one of the Company's shareholders purchased a controlling interest. In February 2004, the Company began its development stage as an internet based marketing company. The Company, as of December 2007 discontinued its internet marketing due to difficulties with service providers and subsequent cancellations by customers. In August 2009, Gary Berthold purchased 35,013,540 shares of the Company's common stock from Kenneth Keller, representing a majority of the outstanding shares. In connection with the purchase, all of the directors and officers of the Company resigned from their positions, after first appointing Mr. Berthold to serve as sole director and sole officer.

Effective September 17, 2009, the Board of Directors of the Company authorized the execution of a share exchange agreement (the "Share Exchange Agreement") with InoVet, Ltd., a Delaware corporation ("InoVet") and the shareholders of InoVet (the "InoVet Shareholders"). In accordance with the terms and provisions of the Share Exchange Agreement, the Company agreed to: (i) acquire all of the issued and outstanding shares of common stock of InoVet from the InoVet Shareholders; and (ii) issue an aggregate of 10,000,000 shares of its restricted common stock to the InoVet Shareholders.

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On July 7, 2011, the Company had acquired 100% of the issued and outstanding shares of Stemtide Inc. in exchange for 50,000,000 shares of common stock of the Company, the assumption of certain outstanding liabilities, and contingent residual payments of 10% of the gross profits derived from the sale of Stemtide Inc.'s Age-Reversing Products. The 50,000,000 shares of common stock were issued upon consummation of the agreement. The principal asset of Stemtide Inc. that was acquired was the manufacturing and marketing rights to the Stemtide Age-Reversing Products, throughout the United States, licensed from an affiliate of the principal shareholders of InoLife. These licensing rights were valued at $627,000 based on the Company assuming $572,000 of accounts payable and issuing 50,000,000 shares of common stock valued at $55,000. The Company also issued 572 shares of its Series C Convertible Preferred Stock as securitization against the payment out of future revenues of the $572,000 accounts payable. There were no other assets acquired. The licensing night were fully impaired at March 31, 2012.

General

We are a development stage service-based healthcare product marketing company. We currently market: (1) a DNA testing for Plavix; (2) Pre-Disposition screening for certain genetic diseases, and ancestry and paternity tests. We license the DNA test kits from InoHealth Products, Inc., an entity owned and controlled by our officers. We intend to identify, integrate and bring to market innovative healthcare-based products that provide timely and practical solutions for both humans and companion animals. The primary products and services that we are currently addressing focus upon those specific products and services that provide key solutions through the innovative use of specific DNA testing and Genetic analysis systems.

The principal users of our products that we target include Healthcare Providers including Physicians, hospitals, and outpatient facilities, in addition to individuals with a direct need for the solutions we provide. We will be marketing and distributing our products to a wide variety of end-users through both direct sales over the internet and through healthcare providers, as well as through distributors and retail sites including pharmacies and department stores.

InoLife Technologies, Inc. is currently organized to address a specific market: The Human Healthcare Market.

Human Healthcare

Human DNA testing represents a revolution postponed, perhaps, but one that is now clearly under way. After years of glowing predictions that didn't immediately translate into change in clinical diagnostics, DNA testing has emerged fully from research into clinical practice, and is now one of the fastest growing segments of the diagnostics market.

Molecular tests are now used to diagnose disease and disease susceptibility, in prenatal genetic assessments, in tissue typing for organ transplantation, and to screen for inherited diseases. Instrumentation now automates many of the sample-preparation and assay steps that were formerly labor-intensive. New tests are being launched all the time and many more are in development. The result is that molecular testing is now used in many areas of healthcare including: cardiology, oncology, infectious diseases, and inherited diseases and disorders.

The primary initial DNA testing and analysis products for humans that we are working to bring to market as of the date of this report are the following:

•

IHP Plavix Metabolizing Test (Cytochrome P450 2C19) – Our Plavix metabolizing test is currently being used to identify how a patient's genetic inheritance may affect the body's response to Plavix (Clopidogrel). This test is only available through the medical community including physicians, hospitals and medical clinics.

•

IHP Ancestral Origins Test - With our DNA ancestry test, an individual's DNA profile is established and then compared against hundreds of global populations and fourteen anthropological regions whose collective genetic information is known and scientifically validated.

•

IHP Paternity Test - Our DNA paternity testing system is a premium 16-marker DNA test that utilizes the most powerful standard DNA testing parameters in the industry and making it quick, simple and definitive as possible.

•	Stemtide with revolutionary patent pending formulas for activation of endogenous stem cells for multiple uses including age reversal, follicle growth stimulation, skin repair and acne formula.

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The Company's business is the commercial use and continuing creation of proprietary Intellectual Property, employing both new science and continuing R&D, in the development, manufacturing, brand marketing and selling of an integrated program of age reversing creams and lotions. These products are all based upon the Company's unique, technologies and methods for which patent applications have been filed in the United States. The Company has implemented a strategy of continuing patent extension and innovation to create patent "clusters" for both new products and refinements to the existing products, the first of which is ready for commercial marketing and sales.

Research and Development:

Research and development of additional and extended STEMTIDE™ products, as well as supplementing the product line with additional new products already designed and engineered for final commercialization, will be a significant and on-going activity for the Company. The company will direct research and product development to extend the Company's reach into the wider array of anti-aging products, and other health and beauty aids, based upon STEMTIDE's Science and technology along with other organizations products that we will be introducing.

While the market for the Company's initial and extended product line is global, encompassing multiple generations, the Company is first establishing the STEMTIDE™ brand domestically. This will be accomplished via direct sales generated on the Company's ecommerce website, private label distribution through dermatologists and other skin care professionals serving a highly visible and affluent clientele. Additionally, future expansion of the distribution channels can be achieved utilizing national and international distribution agreements, expanded private label manufacturing, licensing of the technology, and STEMTIDE™ brand name to one or more major manufacturers possessing established market presence and worldwide distribution.

Manufacturing, Distribution, and Fulfillment:

The Company will outsource the initial production and packaging of STEMTIDE™ creams, while managing its own fulfillment of orders, until a critical mass of volume is achieved, requiring the outsourcing of volume fulfillment, and expansion to foreign sales.

Additional resources are being identified beyond the currently contracted sources for manufacturing and order fulfillment. Management will continually evaluate the in-sourcing vs. outsourcing of appropriate resources. For example, the recent economic downturn has resulted in the failure of numerous cosmetic manufacturers and development labs, presenting opportunities to acquire capital equipment at a fraction of its original cost. One strategic goal of management is to acquire modest manufacturing and formulation equipment for R&D, prototype and initial new product production from the distressed business marketplace, after establishing a baseline of business and brand awareness and recognition

We secure our product lines through independent development, licensing, joint ventures and teaming relationships. Pursuant to a Strategic Alliance and Marketing Agreement that we entered into with InoHealth Products, Inc., an entity owned and controlled by our executive officers. Pursuant to the terms of the agreement, the Company granted InoHealth Products a license to market, sell and distribute products. The products may be marketed, sold and distributed throughout the United States. The Company has agreed to pay InoHealth Products a royalty fee based on the sale of such products. The initial term of the agreement expired on or about March 31, 2012 and automatically renews on an annual basis provided that neither party provides the other with at least 60-days advance prior written notice of termination.

The U.S. DNA-Based Diagnostic and Test Market

We believe DNA-based testing is moving into a new phase. Transformational technologies are allowing complex genetic (specific gene) and genomic (large numbers of genes) tests to move from research-only labs into medical and clinical labs that perform tests for individual patients to identify genes associated with specific medical conditions. Progress in this young industry is currently proceeding at a furious pace. New discoveries about the genetic basis of disease are being made virtually every day. And even though DNA-based tests currently have a relatively small impact on how medicine is practiced today, each new and encouraging development is a step closer to a day when healthcare can be tailored or personalized to an individual's genetic makeup. We believe that genetic testing and analysis will ultimately transform the entire spectrum of medical disease management, from assuring the early detection of disease, to defining the prognosis of disease evolution and predicting a patient's response to specific therapies.

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We intend to market of state-of-the-art DNA-based test products throughout the U.S. This includes such DNA-based tests that screen for disease, confirm a diagnosis in someone with disease symptoms, or even, before any evidence of symptoms, determine if you carry a gene that predisposes you to disease even before it causes symptoms.

We intend on identifying and bringing to market the category of genetic tests that predict risk of disease and predict the best treatment regimens for diagnosed disease. This category, known as Pharmacogenomics, involves the identification and determination of how an individual's genetic inheritance affects the body's response to drugs. The term comes from the words pharmacology and genomics and is thus the intersection of pharmaceuticals and genetics. Pharmacogenomics holds the promise that drugs might one day be tailor-made for individuals and adapted to each person's own genetic makeup. Environment, diet, age, lifestyle, and state of health all can influence a person's response to medicines, but understanding an individual's genetic makeup is thought to be the key to creating personalized drugs with greater efficacy and safety.

The Current US Human DNA Testing Market and Growth Potential

According to "Kalorama Information", a leading publisher of market research in medical markets, including the biotechnology, diagnostics, healthcare, and pharmaceutical industries, the 2007 worldwide market for molecular assays was estimated at $3.7 billion. It further estimated that the market will grow 11% annually and should reach $6.2 billion in 2012. This segment includes routine areas such as blood screening and also newer areas of testing such as pharmacogenomics and inherited disease testing, which Kalorama also estimated will experience far greater growth rates — 35% and 25%, respectively, during this period.

The contribution that these tests can make to patient outcome, however, could face several potential obstacles to DNA-based tests becoming standard medical practice. Such potential obstacles include reimbursement and regulation issues, matters of genetic privacy and ethics, potential lack of standardization across test platforms, and the ability of current healthcare providers to fully interpret test data.

Supply and Distribution

We intend to work with third party suppliers and manufactures on a per order basis, without any long-term agreements. Except for InoHealth Products, a related party, we currently have no agreements with suppliers, distributors or manufacturers. In the event that a manufacturer is unable to meet supply or manufacturing requirements at some time in the future, we may suffer short-term interruptions of delivery of certain products while we establish an alternative source. We also rely on third party carriers for product shipments, including shipments to and from distribution facilities. We are therefore subject to the risks, including employee strikes and inclement weather, associated with our carriers' ability to provide delivery services to meet our fulfillment and shipping needs. Failure to deliver products to our customers in a timely and accurate matter would harm our reputation, our business and results of operations.

Research and Development

The Company currently does not engage in any research or development.

Competition

The markets in which we anticipate competing include successful and well-capitalized competitors that vary in size and scope. The majority of our competitors are more established, benefit from greater name recognition and have substantially greater resources than us. Moreover, we could face additional competition as other established and emerging companies enter the market and new products and technologies are introduced. Increased competition could result in price reductions, fewer customers, reduced gross margins and loss of market share, any of which could materially adversely affect our business, financial condition and operating results. In addition, current and potential competitors may make strategic acquisitions or establish cooperative relationships among themselves or with third-parties, thereby increasing the ability of their products to address the needs of our prospective consumers. While we believe we can differentiate our product from these current and future competitors, focusing on the products' functionality, flexibility, adaptability and features, there can be no assurance that we will be able to compete successfully against current and future competitors. The failure to effectively compete would have a material adverse effect upon our business, financial condition and operating results.

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Government Regulation

The products we intend to market are governed by the FDA in the United States and by comparable agencies in other countries. For most of these products, the regulations require extensive clinical trials and other testing and government review and final approval prior to marketing the product. This procedure is the responsibility of product developers and manufacturers and not our company. Any failure by the entities that manufacture the products to ultimately market to obtain, or any delay in obtaining, regulatory approvals could adversely affect our ability to market such products.

Intellectual Property

We currently rely on a combination of copyright, trademark and trade secret laws and restrictions on disclosure to protect our intellectual property rights. We enter into proprietary information and confidentiality agreements with our employees, consultants and commercial partners and control access to, and distribution of our proprietary information. We currently do not have any trademarks or copyrights.

Employees

We currently have six employees.

Item 1A. Risk Factors

Not applicable to smaller reporting companies. However, certain material risk factors are described under "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations."

Item 1B. Unresolved Staff Comments

NONE

Item 2. Properties

We currently are not renting any office space. The company is currently operating out of office space owned by its officers and directors. The Company is not being charged any monthly fee for the office space. The company believes that the current office space is adequate for conducting the business of the company.

Item 3. Legal Proceedings

We may be involved from time to time in ordinary litigation, negotiation and settlement matters that will not have a material effect on our operations or finances. We are not aware of any pending or threatened litigation against us or our officers and directors in their capacity as such that could have a material impact on our operations or finances.

Item 4. Mine safety disclosures

Not Applicable

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PART II.

Item 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Market Information

Our common stock is quoted on the OTCBB under the symbol "INOL." The following table sets forth the high and low closing prices for our common stock for each quarter during the last two fiscal years. The prices reported below reflect inter-dealer prices and are without adjustments for retail markups, markdowns or commissions, and may not necessarily represent actual transactions. The closing price of our common stock on March 29, 2016 was $0.0001.

As of March 31, 2015, we had approximately 157 holders of our common stock.

Dividends

Since inception we have not paid any dividends on our common stock. We currently do not anticipate paying any cash dividends in the foreseeable future. Although we intend to retain our earnings, if any, to finance the exploration and growth of our business, our Board of Directors will have the discretion to declare and pay dividends in the future. Payment of dividends in the future will depend upon our earnings, capital requirements, and other factors, that our Board of Directors may deem relevant.

Recent Sales of Unregistered Securities

NONE

Item 6. Selected Financial Data

Not applicable to smaller reporting companies.

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

The following Management's Discussion and Analysis of Financial Condition and Results of Operations contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under "Risk Factors" and elsewhere in this report . The management's discussion, analysis of financial condition, and results of operations should be read in conjunction with our financial statements and notes thereto contained elsewhere in this prospectus.

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Forward-Looking Statements: No Assurances Intended

In addition to historical information, this report contains forward-looking statements, which are generally identifiable by use of the words" believes," "expects," "intends," "anticipates," "plans to," "estimates," "projects," or similar expressions. These forward-looking statements represent Management's belief as to the future of the Company. Whether those beliefs become reality will depend on many factors that are not under management's control. Many risks and uncertainties exist that could cause actual results to differ materially from those reflected in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.

Critical Accounting Policies

We prepare our financial statements in conformity with GAAP, which requires management to make certain estimates and assumptions and apply judgments. We base our estimates and judgments on historical experience, current trends and other factors that management believes to be important at the time the financial statements are prepared and actual results could differ from our estimates and such differences could be material. We have identified below the critical accounting policies which are assumptions made by management about matters that are highly uncertain and that are of critical importance in the presentation of our financial position, results of operations and cash flows. On a regular basis, we review our accounting policies and how they are applied and disclosed in our financial statements.

Use Of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Results of Operations for the years ended March 31, 2015 and March 31, 2014

InoLife Technologies, Inc. (The Company) was organized as of June 17, 2009. As a result of our continued lack of funds, our operations are very limited. Due to the limited operations the results of operations for the year ended March 31, 2015 and 2014 are not comparable.

Revenues

As a result of our limited operations and development stage, we have not yet begun to realize revenue during the years ended March 31, 2015 and 2014.

Operating Expenses

Total Operating Expenses. Substantially all our operating expense have been for professional services to various consultants. The majority of the consultants are being paid through the issuance of common stock. Such consulting services include, but are not limited to accounting, legal, business development, SEC reporting, investor relations and mergers and acquisitions. Our executive officers received no shares of common stock for their services during the year ended March 31, 2015. The common stock was issued at the markets closing price on the day of issuance.

We realized a net loss of approximately $2,452,000 and $1,793,500(restated) for the years ended March 31, 2015 and 2014.

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Financial Condition

Total Assets. Total assets at March 31, 2015 and 2014 were substantially none and $53,750, respectively. Total assets at March 31, 2013 consisted of prepaid expense of $53,750.

Total Liabilities. Total liabilities at March 31, 2015 and 2014 were $2,853,463 and $2,447,545, respectively. Total liabilities at March 31, 2015 mainly consist of accounts payable of $787,675 ($572,000 of which arose out of our acquisition of Stemtide in July 2011); convertible notes payable of $551,028; accrued management fees of $684,788 and the $228,000 fair value of the derivative liability related to the conversion features on the convertible debentures.

Liquidity

Liquidity and Capital Resources

At March 31, 2105 we have substantially no cash position. Since we initiated our business operations in 2009, our operations have been funded primarily by the private sale of equity and debt to investors and issuance of shares in exchange for services.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates, among other things, the realization of assets and satisfaction of liabilities in the ordinary course of business.

The Company sustained a loss of approximately $2,452,000 for the year ended March 31, 2015 and $1,793,500 for the year ended March 31, 2014. The Company has negative working capital of approximately $2,853,500 and an accumulated deficit of approximately $10,185,000 as of March 31, 2014. Because of the absence of positive cash flows from operations, the Company will require additional funding for continuing the development and marketing of products. These factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We are presently not able to meet our obligations as they come due. At March 31, 2015 we had minimal assets and working capital deficit of approximately $2,853,500. Our working capital deficit is due to the results of operations.

Net cash (used in)/provided by operating activities was insignificant for the years ended March 31, 2015 and 2014.

There was not any net cash provided by financing activities for the years ended March 31, 2015 and 2014.

We anticipate that our future liquidity requirements will arise from the need to fund our growth from operations, pay current obligations and future capital expenditures. The primary sources of funding for such requirements are expected to be cash generated from operations and raising additional funds from the private sources and/or debt financing. However, we can provide no assurances that we will be able to generate sufficient cash flow from operations and/or obtain additional financing on terms satisfactory to us, if at all, to remain a going concern. Our continuation as a going concern is dependent upon our ability to generate sufficient cash flow to meet our obligations on a timely basis and ultimately to attain profitability. Our Plan of Operation for the next twelve months is to raise capital to continue to expand our operations. Although we are not presently engaged in any capital raising activities, we anticipate that we may engage in one or more private offering of our company's securities after the completion of this offering. We would most likely rely upon the transaction exemptions from registration provided by Regulation D, Rule 506 or conduct another private offering under Section 4(2) of the Securities Act of 1933. See "Note 2 – Going Concern" in our financial statements for additional information as to the possibility that we may not be able to continue as a "going concern."

We are not aware of any demands, commitments, events or uncertainties that will result in or that are reasonably likely to result in material changes to our liquidity.

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Capital Resources

We have no material commitments for capital expenditures as of March 31, 2015.

Plan of Operation

The plan of operation of the Company for the next twelve months is centered on two main goals. First, the Company currently intends to identify, develop and market multi-faceted, human diagnostic product lines marketed towards both potential professional medical and retail customers. Based upon the Company's recent execution of a Strategic Alliance Agreement with InoHealth Products, Inc., the Company currently markets product lines that pertain to human genetic DNA testing. Aligned with the Company's plan, the Company acquired Stemtide Inc. on July 7, 2012. The Company acquired Stemtide Inc. for their ability to manufacture and market various products that may potentially be developed from revolutionary patent pending formulas for activation of endogenous stem cells for multiple uses including age reversal, follicle growth stimulation, skin repair, and acne formula. The initial product consideration planned is to be the aging product.

The Company currently has limited financial resources available. The Company's continued existence is strongly dependent upon its ability to raise capital and to successfully develop, market and sell its products. The Company plans to raise working capital through equity and/or debt offerings and future profitable operations. However, the Company does not presently have any assurances that such additional capital is, or will be available. There is a limited financial history of operations from which to evaluate our future prospects, including our ability to develop a wide base of customers for our products and services. We may encounter unanticipated problems, expenses and delays in marketing our products and services and securing additional customers. If we are not successful in developing a broad enough market for our products and services, our ability to generate sufficient revenue to sustain our operations would be adversely affected.

We require additional financing and our inability to raise additional capital on acceptable terms in the future may have a material adverse effect on our business and financial condition.

We do not have sufficient operating capital to fund our operations for the next 12 months and must raise that capital through loans and/or sales of our common stock. There is no guarantee that we will be able to do so. Failure to do so could cause us to have to cut operations and delay development and introduction of our products.

Because we have a limited operating history to evaluate our company and are implementing a new business model, the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delay frequently encountered by a new company.

Since we have a limited operating history we cannot assure you that our business will generate revenues or be profitable. Early stage companies often are unsuccessful and encounter unanticipated expenses and difficulties, investors should consider this risk in determining whether to purchase or sell our common stock.

Our current management holds significant control over our common stock and they may be able to control our Company indefinitely.

Our management has significant control over our voting stock that may make it difficult to complete some corporate transactions without their support and may prevent a change in control. As of March 31, 2015, one director and executive officer, beneficially owns approximately 82,000,000 shares of our common stock and 79,160 shares of our Series B Convertible Preferred Stock. The above-described significant stockholder will have considerable influence over the outcome of all matters submitted to our stockholders for approval, including the election of directors. In addition, this ownership could discourage the acquisition of our common stock by potential investors and could have an anti-takeover effect, possibly depressing the trading price of our common stock.

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Item 7A. Quantitative and Qualitative Disclosure About Market Risk

Because we are a Smaller Reporting Company, we are not required to provide the information required by this item.

Item 8. Financial Statements and Supplementary Data

The report of the independent registered public accounting firm and the financial statements listed on the accompanying this report are filed as part of this report and incorporated herein by reference.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

This report is unaudited, however, on March 17, 2014 the Registrant engaged The Hall Group as the Registrant's new independent registered public accounting firm. The appointment of The Hall Group was approved by the Board of Directors of InoLife Technologies, Inc. Neither the Company, nor any person on behalf of the Company, consulted with The Hall Group as to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered as to the financial statements, nor was a written report or oral advice rendered that was an important factor considered by the Company or any of its employees in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was either the subject of a disagreement or reportable event under 304 (a)(2) of Regulation S-K during the two most recent fiscal years and subsequent interim period through the engagement of The Hall Group.

Item 9A. Controls and Procedures

(a) Management's Annual Report on Internal Control over Financial Reporting

The management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. The Company's internal control over financial reporting is a process designed under the supervision of the Company's Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company's financial statements for external purposes in accordance with the U.S. generally accepted accounting principles.

As of March 31, 2015, through the use of external consultants and the review process, management believes that the financial statements and other information presented herewith are materially correct.

The management including its Chief Executive Officer and Chief Financial Officer, our sole officer, does not expect that its disclosure controls and procedures, or its internal controls will prevent all error and all fraud. A control system no matter how well conceived and operated, can provide only reasonable not absolute assurance that the objectives of the control system are met. Further, the design of control system must reflect the fact that there are resource constraints, and the benefit of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any within the Company have been detected.

Material weaknesses identified by management included: accounting personnel who did not possess adequate understanding of GAAP, which lead to restatements of prior years; inadequate segregation of duties consistent with control objectives and affecting the functions of authorization, recordkeeping, custody of assets, and reconciliation; and, management dominated by a single individual without adequate compensating controls. Additional material weaknesses were: lack of an audit committee and audit committee financial expert; lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures.

Management's Remediation Initiatives

In an effort to remediate the identified material weaknesses and other deficiencies and enhance our internal controls, we have initiated, or plan to initiate, the following series of measures:

We will create a position to segregate duties consistent with control objectives and will increase our personnel resources and technical accounting expertise within the accounting function when funds are available to us. And, we plan to appoint one or more outside directors to our board of directors who shall be appointed to an audit committee resulting in a fully functioning audit committee who will undertake the oversight in the establishment and monitoring of required internal controls and procedures such as reviewing and approving estimates and assumptions made by management when funds are available to us.

Management believes that the appointment of one or more outside directors, who shall be appointed to a fully functioning audit committee, will remedy the lack of a functioning audit committee and a lack of a majority of outside directors on our Board.

We will work as quickly as possible to implement these initiatives; however, the lack of adequate working capital and positive cash flow from operations will likely slow this implementation.

Change in internal controls

We have not made any significant changes to our internal controls subsequent to the Evaluation Date. We have not identified any significant deficiencies or material weaknesses or other factors other than those specified above that could significantly affect these controls, and therefore, no corrective action was taken.

Item 9B. Other Information

NONE

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PART III

Item 10. Directors, Executive Officers and Corporate Governance

Directors and Executive Officers

As of March 31, 2015, the current directors and executive officers of InoLife who will serve until the next annual meeting of shareholders or until their successors are elected or appointed and qualified, are set forth below:

Name	Age	Position
Gary Berthold 6040 A Six Forks Rd Raleigh NC 27609	62	CEO, CFO, Director

GARY BERTHOLD

Chief Executive Officer, Chief Financial Officer, Director

From 2000 to 2005 Mr. Berthold owned and managed retail pet stores. From 2003 to 2007 Mr. Berthold co-owned a software development company involved in the home automation industry. From 2004 to 2006 he also served as manufacturer's rep for several pet food and pet supply companies. Mr. Berthold has developed business relationships with various academic universities, veterinary oncologists, medical DNA testing and manufacturing facilities throughout the country in order to incorporate products into the medical and veterinary markets.

Legal Proceedings

To the best of our knowledge, except as set forth herein, none of the directors or director designees to our knowledge has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Meetings and Committees of the Board of Directors

We do not have a nominating committee of the Board of Directors, or any committee performing similar functions. Nominees for election as a director are selected by the Board of Directors.

We do not yet have an audit committee or an audit committee financial expert. We expect to form such a committee composed of our non employee directors. We may in the future attempt to add a qualified board member to serve as an audit committee financial expert in the future, subject to our ability to locate and compensate such a person. Despite the lack of an audit committee, those members of the board of directors that would otherwise be on our audit committee will continue to analyze and investigate our actual and potential businesses prospects as members of our board of directors. Furthermore, our entire board of directors is aware of the importance of the financial and accounting due diligence that must be undertaken in furtherance of our business and they intend to conduct a comprehensive accounting financial analysis of the Company's business.

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Item 11. Executive Compensation

The following table sets forth information concerning annual and long-term compensation provided to our Chief Executive Officer and each of the Company's other most highly compensated executive officers who were serving as executive officers at March 31, 2012. The following table sets forth all compensation awarded to, earned by, or paid by InoLife Technologies Inc.

	Fiscal Year	Salary/Consulting fees		Bonus	Stock Awards	Total Compensation

Gary Berthold, CEO	2015	$310,000		-	-	$310,000

6040 A Six Forks Rd	2014	284,167	(1)			284,167
Raleigh NC 27609

_____________

Executive Summary Compensation Table for the Fiscal Years Ended March 31, 2013 and March 31, 2012

(1)	Excludes 30 shares of Series B convertible preferred stock issued to each employee. See discussion of employment agreements below.

(2)	Sharon Berthold resigned from her positions with the Company on November 29, 2013

Option Grants to Our Named Executive Officers

No options have been granted to our named executive officers during the last two fiscal years.

Employment Agreements with Our Named Executive Officers

On April 30, 2011, the Company entered into executive employment agreement with Gary Berthold and Sharon Berthold (each an "Employee" and collectively, the "Employees"). Under the terms of the executive employment agreements, Mr. Berthold has agreed to serve as our chairman of the board of directors, president and chief executive officer on an at-will basis and Mrs. Berthold has agreed to serve on our board of directors and as executive vice president on an at-will basis.

The agreement for Gary Berthold provides for an initial base salary of $310,000 per year and the agreement for Sharon Berthold provides for an initial base salary of $274,000 per year. Both agreements provide an increase at the discretion of the board of directors, paid vacation of at least four weeks per year and a reasonable monthly automobile allowance. The Employees are eligible to receive increases and annual cash incentive bonuses at the discretion of the board of directors. The Employees are also eligible to participate in benefit and incentive programs we may offer. We have also agreed to enter into an indemnification agreement with each Employee upon terms mutually acceptable to us and each Employee.

The employment agreement contains non-competition provisions that prohibit Employee from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Employee of our confidential information and assign ownership to us of inventions related to our business that are created by such Employee during employment.

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We may terminate the agreement at any time, with or without due cause. "Due cause" includes any intentional misapplication of our funds or other material assets, or any other act of dishonesty injurious to us, or conviction of a felony or a crime involving moral turpitude. "Due cause" also includes abuse of controlled substances or alcohol and breach, nonperformance or nonobservance of any of the terms of the agreement, provided that Employee fails to satisfactorily remedy the performance problem following 30 days' written notice.

Employee may terminate the agreement at any time, with or without good reason. However, termination for good reason must occur within 90 days of the occurrence of an event constituting good reason, and Employee must furnish us with written notice of the event within 30 days after the initial existence of the event and provide us with at least a 30-day cure period. "Good reason" includes: a material diminution in his authority, duties, responsibilities, titles or offices; a purported reduction in Employee's base salary in an amount greater than 10% below the base salary in effect at the time of the reduction; our failure to timely cure or diligently initiate a cure of any material breach within 30 days after Employee gives us written notice of the breach.

If we terminate Employee's employment for due cause or due to Employee's breach of his employment agreement by refusing to continue his employment, or if Employee terminates his employment without good reason, then all compensation and benefits for Employee will cease, other than amounts under retirement and benefit plans and programs that were earned and vested by the date of termination, pro rata annual salary through the date of termination, any stock options that were vested as of the date of termination, and accrued vacation as required by law.

If Employee becomes incapacitated, we may terminate his employment under the agreement upon 30 days' prior written notice. Upon Employee's death, the agreement terminates immediately. If Employee's employment terminates due to his incapacity or death, Employee or his estate or legal representative will be entitled to receive benefits under our retirement and benefits plans and programs that were earned and vested at the date of termination, a prorated incentive bonus for the fiscal year in which incapacity or death occurred (to the extent he would otherwise be eligible), and a lump sum cash payment in an amount equal to one year of his then current annual salary.

If Employee's employment terminates for good reason or other than as a result of due cause, incapacity, death or retirement, Employee will be entitled to his salary through the end of the month in which termination occurs plus credit for accrued vacation, and a prorated incentive bonus, if eligible, for the fiscal year during which termination occurred. In addition, under those circumstances, he will be entitled to receive (i) a severance payment equal to (A) two times his then current annual salary and (B) two times the amount of the average incentive bonus paid during the two calendar years preceding the date of termination, (ii) all medical insurance benefits to which he was entitled immediately prior to the date of termination for a period of 18 months or the date that Employee's continued participation in our medical insurance plan was not possible under the plan, whichever was earlier, and (iii) a lump-sum cash payment equal to 18 times the estimated monthly COBRA premiums at the time of termination (taking into account all known or anticipated premium increases) to be used by Employee to maintain his medical insurance coverage for an additional 18 months. If our medical insurance plan does not allow Employee's continued participation, then we will be required to pay to Employee, in monthly installments, the monthly premium or premiums for COBRA coverage, covering the 18-month period described in clause (ii) in the preceding sentence.

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Immediately preceding the occurrence of a change in control, and regardless of whether Employee's employment terminates and/or he receives severance payments as a result of the change in control, Employee will be entitled to receive a payment equal to (A) two times his then current annual salary and (B) two times the amount of the average incentive bonus paid during the two calendar years preceding the date of termination. A change in control includes the following circumstances:

(a)

the acquisition by any person or group of beneficial ownership of securities entitled to vote generally in the election of our directors, or voting securities, that represent 40% or more of the combined voting power of our then outstanding voting securities or 50% or more of the combined fair market value of our then outstanding stock, other than:

(i)

an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by us or any person controlled by us or by any employee benefit plan (or related trust) sponsored or maintained by us or any person controlled by us, or

(ii)	an acquisition of voting securities by us or a corporation owned, directly or indirectly, by our stockholders in substantially the same proportions as their ownership of our stock;

(b)

a majority of members of our board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of members of our board before the date of the appointment or election, excluding any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than our board;

(c)

the acquisition by any person or group, or combined acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or group, of ownership of assets from us that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of our assets immediately before such acquisition; and

(d)	stockholder approval of a complete liquidation or dissolution of our company.

Regardless of circumstance (a) above, however, if we make an acquisition of our securities that (x) causes our voting securities beneficially owned by a person or group to represent 40% or more of the combined voting power of our then outstanding voting securities or (y) causes our stock beneficially owned by a person or group to represent 50% or more of the combined fair market value of our then outstanding stock, the acquisition will not be considered an acquisition by any person or group for purposes of circumstance (a) unless the person or group subsequently becomes the beneficial owner of additional securities of the Company.

For purposes of circumstance (a) above, the calculation of voting power will be made as if the date of the acquisition were a record date for a vote of our stockholders, and for purposes of circumstance (c) above, the calculation of voting power will be made as if the date of the consummation of the transaction were a record date for a vote of our stockholders.

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Regardless of the above, there will be no change in control event when there is a transfer to an entity that is controlled by our stockholders immediately after the transfer. A transfer of assets by us is not treated as a change in control if the assets are transferred to: a stockholder of the company (immediately before the asset transfer) in exchange for or with respect to the stockholders' stock; an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by us; a person or group that owns, directly or indirectly, 50% or more of the total value or voting power of all of our outstanding stock; or an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person or group described in the immediately preceding clause.

Pursuant to the employment agreements the Company also issued an aggregate of 60 shares of preferred stock designated as Series B Convertible Preferred Stock to Gary Berthold and Sharon Berthold in consideration and in lieu of (i) all compensation earned or accrued by the executive officers since their appointment and through the Effective Date and (ii) payment of up to 40% of the salary to be paid over the initial twelve (12) month period under the employment agreements.

Each holder of Series B Preferred Stock shall have the right at any time to convert all (but not part) of his shares of Series B Preferred Stock into shares of the Company's common stock such that each share of the Series B Preferred Stock shall convert into that number of fully paid and non-assessable shares of Common Stock as shall be 1% of the Company's common stock on a fully diluted basis on the date of conversion (whereby in the event all of the Series B Preferred Stock is converted, the Company shall issue that number of fully paid and non-assessable shares of Common Stock as shall be 60% of the Company's common stock). The shares of Series B Preferred Stock shall vote together with the Company's Common Stock, except as otherwise required by law. The number of votes for the Series B Preferred Stock shall be the same number as the amount of shares of Common Stock that would be issued upon conversion. The Series B Preferred Stock is not entitled to dividends or preference upon liquidation.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth the number of shares of common stock beneficially owned as of March 31, 2015 by (i) those persons or groups known to us to beneficially own more than 5% of our common stock; (ii) each director; (iii) each executive officer; and (iv) all directors and executive officers as a group. Except as indicated below, each of the stockholders listed below possesses sole voting and investment power with respect to their shares and the address of each person is c/o InoLife Technologies, Inc., 8601 Six Forks Road, Suite 400, Raleigh, North Carolina 27615. Applicable percentage ownership is based on 265,319,652 shares of common stock outstanding as of March 31, 2014, together with securities exercisable or convertible into shares of common stock within 60 days of March 31, 2014 for each stockholder. Shares of common stock that are currently exercisable or exercisable within 60 days of March 31, 2014 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial shareholder	Amount		Percentage
Gary Berthold 6040 A Six Forks Rd Raleigh NC 27609	168,080,000	(2)	45.3%(3)

INOHEALTH 6040 A Six Forks Rd Raleigh NC 27609	40,000,000	(1)	15.1%(1)

__________

* Less than 1%

(1)	InoHealth Products is owned by our CEO, Gary Berthold. InoHealth sublicenses to us the products we sell.

(2)	Includes 40,000 Shares of Preffred Stock, each share convertible into 1% of outstanding shares of the company.

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Item 13. Certain Relationships and Related Transactions, and Director Independence

On July 1, 2010, the Company entered into a Joint Venture Agreement with InoHealth Products Inc. InoHealth Products is owned by our CEO, Gary Berthold. InoHealth sublicenses to us the products we sell. Pursuant to the terms of the agreement, the Company granted InoHealth Products a license to market, sell and distribute products. The products may be marketed, sold and distributed throughout the United States. The Company has agreed to pay InoHealth Products a royalty fee based on the sale of such products. The initial term of the agreement expired on or about March 31, 2012 and automatically renews on an annual basis provided that neither party provides the other with at least 60-days advance prior written notice of termination.

Director Independence

None of the members of our Board of Directors is independent, as "independent" is defined in the rules of the NASDAQ Capital Market.

Item 14. Principal Accounting Fees and Services

	2015	2014
Audit fees	$0	40,000
Audit related fees Tax fees	-	-
All other fees	-	-

The Company does not currently have an audit committee. The normal functions of the audit committee are handled by the board of directors, which consists of our sole director only.

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PART IV

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INOLIFE TECHNOLOGIES, INC.

Dated: April 6, 2016	By:	/s/ Dr. John Oda
Dr. John Oda
Chief Executive Officer

 In accordance with the Exchange Act, this Report has been signed below by the following persons, on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: April 6, 2016	By:	/s/ Dr. John Oda
Dr. John Oda
Chief Executive Officer and Chief Financial Officer

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INOLIFE TECHNOLOGIES, INC.

(A Development Stage Entity)

FINANCIAL STATEMENTS

Page
Consolidated Balance Sheets at March 31, 2015 and March 31, 2014	76

Consolidated Statements of Operations for the years ended March 31, 2015 and 2014	77

Consolidated Statements of Changes in Shareholders' Equity for the years ended March 31, 2015 and 2014

Consolidated Statements of Cash Flows for the years ended March 31, 2015 and 2014	78

Notes to Unaudited Consolidated Financial Statements	79

75

INOLIFE TECHNOLOGIES, INC.
Consolidated Balance Sheets
	March 31, 2015	March 31, 2014
		(Restated)
ASSETS
Current Assets
Cash and cash equivalents	$100	3
Prepaid Expenses	-	-
Total Current Assets	$103.11	3
TOTAL ASSETS	$103.11	3

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$436,215	787,675
Accrued management fees, related party	900,704	684,788
Accrued consulting fees	77,700	52,500

Accrued employer taxes	67,443	280,149
Accrued interest	79,261	190,365
Convertible notes payable	363,212	551,028
Derivative Liability	228,000	228,000
Note payable, related party	170,506	78,959
Total Current Liabilities	2,323,041	2,853,464
TOTAL LIABILITIES	2,323,041	2,853,464
Commitments and Contingencies
Stockholders' Deficit

Preferred stock: 100,000,000 authorized; $0.00001 par value 132,774 and 213,322 issued and outstanding, respectively	2	2
Preferred Stock - Series C, par value $0.01 per share, 572 and 572 issued and outstanding, respectively	6	6
Common stock: 5,000,000,000 authorized; $0.00001 par value 221,820,491 and 111 issued and outstanding, respectively	1,000	1,000
Additional paid in capital	8,135,810	7,330,423
Accumulated deficit	(11,082,103)	(10,184,892
Total Stockholders' Deficit	(2,946,293)	(2,853,461)

76

INOLIFE TECHNOLOGIES, INC.

Consolidated Statements of Operations

	Year ended March 31,
	2015	2014
		(Restated)
Revenues	$-	$-
Professional fees	162,500	2,026,448
Management expenses	624,093	491,674
Selling, general and administrative expense	61,865	47,416
Total operating expenses	848,458	2,656,538
Net loss from operations	(848,458)	(2,565,538)
Other income (expense)
Interest expense	(37,858)	(80,545)
Gain on debt forgiveness	82,484	42,484
Other Income	17,241	14,211
Change in fair value of derivative	137,344	137,344
	96,655	(113,495)
Loss before provision for taxes	(2,153,044)	(2,452,044)
Provision for income taxes	-	-
Net loss	$(2,153,044)	$(2,452,044)
Basic and diluted loss per share	$(0.11)	$(0.25)
Weighted average number of shares outstanding	903,929,944	217,639,067

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INOLIFE TECHNOLOGIES, INC.
Consolidated Statements of Cash Flow

	Year ended March 31,	Year ended March 31,
	2014	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(2,153,044)	$(2,452,044)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Change in fair value of derivative	(137,344)	(137,344)
Gain on debt forgiveness	(42,484)	(42,484)
Common stock issued in exchange for services	6,549,432	1,918,379
Preferred stock issued for services	-	-
Beneficial conversion feature related to issuance of convertible debentures	40,000	20,000
Changes in assets and liabilities:
(Increase) Decrease in prepaid expense	53,750	53,750
Increase (Decrease) in accounts payable	21,035	21,035
Increase (Decrease) in accrued liabilities	247,388	247,388
Increase (Decrease) in Management fess	312,703	312,703
Increase (Decrease) in note payable to related parties	14,798	14,798
Increase (Decrease) in accrued interest	43,822	43,822
Net Cash Used in Operating Activities	$3	$3
CASH FLOWS PROVIDED BY (USED FOR) INVESTING ACTIVITIES :

Net Cash Used in Investing Activities	-	-

CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES:
Net Cash Provided by (Used for) Financing Activities	-	-
NET INCREASE (DECREASE) IN CASH	3	0
CASH AT BEGINNING OF PERIOD	-	28,210
CASH AT END OF PERIOD	$3	$28,210
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash Paid for interest	-	-
Cash Paid for taxes	-	0
Preferred stock issued for Stemtide accounts payable	-	6
Common Stock issued for services	6,549,432	759,420
Preferred stock issued for services	535,959	300,000
Common Stock issued upon conversion	511,000	68,701

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INOLIFE TECHNOLOGIES, INC.

(A Development Stage Entity)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – THE COMPANY

HISTORY

InoLife Technologies, Inc. was incorporated under the laws of the State of New York on November 12, 1998 as Safe Harbour Health Care Properties, Ltd. During 1999, the Company ceased its operations The Company remained dormant until 2004, when one of the Company's shareholders purchased a controlling interest. In February 2004, the Company began its development stage as an internet based marketing company. The Company, as of December 2007 discontinued its internet marketing due to difficulties with service providers and subsequent cancellations by customers.

In August 2009, Gary Berthold purchased 35,013,540 shares of InoLife Technologies, Inc. representing a majority of the outstanding shares. In connection with the purchase, all of the directors and officers of the Company resigned from their positions, after first appointing Berthold as a director.

Effective September 17, 2009, the Board of Directors of the Company authorized the execution of a share exchange agreement (the "Share Exchange Agreement") with InoVet, Ltd., a Delaware corporation ("InoVet") and the shareholders of InoVet (the "InoVet Shareholders"). In accordance with the terms and provisions of the Share Exchange Agreement, the Company agreed to: (i) acquire all of the issued and outstanding shares of common stock of InoVet from the InoVet Shareholders; and (ii) issue an aggregate of 10,000,000 shares of its restricted common stock to the InoVet Shareholders.

On July 7, 2011, the Company acquired 100% of the issued and outstanding shares of Stemtide Inc. in exchange for 50,000,000 shares of common stock of the Company, the assumption of certain outstanding liabilities, and contingent residual payments of 10% of the gross profits derived from the sale of Stemtide Inc.'s Age-Reversing Products. The 50,000,000 shares of common stock were issued upon consummation of the agreement. The principal asset of Stemtide Inc. that was acquired was the manufacturing and marketing rights to the Stemtide Age-Reversing Products, throughout the United States, licensed from an affiliate of the principal shareholders of InoLife. These licensing rights were valued at $627,000 based on the Company assuming $572,000 of accounts payable and issuing 50,000,000 shares of common stock valued at $55,000. There were no other assets acquired. In addition, the Company issued 572 Series B PS as a securitization against the payment of the assumed accounts payable out of future revenues. The PS held as security will be reduced as the accounts payable are paid. The licensing rights were fully impaired at March 31, 2012.

NOTE 2 – GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating cost and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan to obtain such resources for the Company include, obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses. Management is also in discussions to raise additional financing to allow them to begin marketing and selling their products, which it expects to occur in late 2014. However, management cannot provide any assurance that the Company will be successful in accomplishing any of its plans.

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There is no assurance that the Company will be able to obtain sufficient additional funds when needed or that such funds, if available, will be obtainable on terms satisfactory to the Company. In addition, profitability will ultimately depend upon the level of revenues received from business operations. However, there is no assurance that the Company will attain profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Emerging Growth Company Critical Accounting Policy Disclosure:

The Company qualifies as an "emerging growth company" under the 2012 JOBS Act. The JOBS Act contains provisions that relax certain requirements for "emerging growth companies". For as long as the Company is an emerging growth company, which may be for up to five years after the first sale of common equity securities pursuant to an effective registration statement under the Securities Act., unlike other public companies, the Company will not be required to: (i) comply with any new or revised financial accounting standards applicable to public companies until such standards are also applicable to private companies under Section 102 (b)(1) of the JOBS Act; (ii) provide an auditor's attestation report on management's assessment of the effectiveness of our system of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act; (iii) comply with any new requirements adopted by the PCAOB requiring mandatory audit firm rotation or a supplement to the auditor's report in which the auditor would be required to provide additional information about the audit and the financial statements of the issuer; or (iv) comply with any new audit rules adopted by the PCAOB after April 5, 2012 unless the SEC determines otherwise.

As an emerging grown company, the Company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The Company may elect to take advantage of the benefits of this extended transition period in the future.

REVERSE STOCK-SPLITS:

On February 23, 2012 the Company effected a 1 for 500 reverse stock split, and on January 24, 2013, the Company effected a 1 for 50,000 reverse stock split, collectively referred to as the Stock Splits. Unless otherwise noted, all impacted amounts included in the financial statements and notes thereto have been retroactively adjusted for the Stock Splits. Unless otherwise noted, impacted amounts include shares of common stock authorized and outstanding, share issuances and cancellations, shares underlying preferred stock, convertible notes, warrants and stock options, shares reserved, conversion prices of convertible securities, exercise prices of warrants and options, and loss per share.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include time deposits, certificates of deposits and all highly liquid debt instruments with original maturities of three months or less.

The Company maintains cash and cash equivalents at financial institutions, which periodically may exceed federally insured amounts.

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FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount of cash, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions. Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of March 31, 2015.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under the fair value hierarchy there is a distinguishment between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

•

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

IMPAIRMENT OF LONG LIVED ASSETS:

The Company evaluates, on a periodic basis, long-lived assets to be held and used for impairment in accordance with the reporting requirements of ASC 360-10, "Accounting for the Impairment or Disposal of Long-Lived Assets". The evaluation is based on certain impairment indicators, such as the nature of the assets, the future economic benefit of the assets, any historical or future profitability measurements, as well as other external market conditions or factors that may be present. If these impairment indicators are present or other factors exist that indicate that the carrying amount of the asset may not be recoverable, then an estimate of the discounted value of expected future operating cash flows is used to determine whether the asset is recoverable and the amount of any impairment is measured as the difference between the carrying amount of the asset and its estimated fair value. The fair value is estimated using valuation techniques such as market prices for similar assets or discounted future operating cash flows.

PREPAID EXPENSES

Prepaid expenses consist of services to be rendered from consultants and are amortized as over the period that services are rendered.

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EARNINGS PER SHARE:

Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share include the effects of any outstanding options, warrants and other potentially dilutive securities. For the periods presented, there were no potentially dilutive securities outstanding, therefore basic earnings per share equals diluted earnings per share. Basic and diluted earnings per share ("EPS") are based on weighted-average common shares and exclude shares that would have an anti-dilutive effect. In accordance with ASC 260-10-45-19, the Company did not consider any potential common shares in the computation of diluted EPS as of March 31, 2014 and 2013, due to the loss from continuing operations, as they would have an anti-dilutive effect on EPS.

Share Based Payments:

The Company accounts for share based payments using a fair value based method whereby compensation cost is measured at the grant date based on the value of the services received and is recognized over the service period. The Company uses the Black-Scholes pricing model to calculate the fair value of options and warrants issued. In calculating this fair value, there are certain assumptions used such as the expected life of the option, risk-free interest rate, dividend yield, volatility and forfeiture rate. The use of a different estimate for any one of these components could have a material impact on the amount of calculated compensation expense.

Segment Reporting:

The Company has determined it has only one operating segment as of the periods presented.

INCOME TAXES

The Company accounts for income taxes under ASC 740 Income Taxes. Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. The Company has had significant operating losses and a valuation allowance is recorded for the entire amount of the deferred tax assets, resulting in no deferred tax assets or liabilities recognized as of March 31, 2013 or March 31, 2012.

The Company accounts for uncertain tax positions according to the provisions of ASC 740. ASC 740 contains a two-step approach for recognizing and measuring uncertain tax positions. Tax positions are evaluated for recognition by determining if the weight of available evidence indicates that it is probable that the position will be sustained on audit, including resolution of related appeals or litigation. Tax benefits are then measured as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company considers many factors when evaluating and estimating tax positions and tax benefits, which may require periodic adjustments and which may not accurately anticipate actual outcomes.

The Company's open tax periods are 2009 through 2015.

RECENT ACCOUNTING PRONOUNCEMENTS

On June 10, 2014 the FASB issued ASU No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The amendments in this ASU remove all incremental financial reporting requirements from U.S. GAAP for development stage entities. The Company has elected to early adopt this guidance, and therefore is no longer presenting the financial statements in accordance with ASU 915, with inception to date disclosures.

The Company is evaluating how to apply ASU 605, Revenues from Contracts with Customers, before its effective date, however, as the Company does not yet have revenue to recognize, it will not have an impact on current results of operations, financial position or cash flow.

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NOTE 4 – ACQUISITION OF STEMTIDE INC.

On July 7, 2011, the Company had acquired 100% of the issued and outstanding shares of Stemtide Inc. in exchange for 50,000,000 shares of common stock of the Company, the assumption of certain outstanding liabilities, and contingent residual payments of 10% of the gross profits derived from the sale of Stemtide Inc.'s Age-Reversing Products. The 50,000,000 shares of common stock were issued upon consummation of the agreement. The principal asset of Stemtide Inc. that was acquired was the manufacturing and marketing rights to the Stemtide Age-Reversing Products, throughout the United States, licensed from an affiliate of the principal shareholders of InoLife. These licensing rights were valued at $627,000 based on the Company assuming $572,000 of accounts payable and issuing 50,000,000 shares of common stock valued at $55,000. The Company also issued 572 shares of its Series C Convertible Preferred Stock as securitization against the payment out of future revenues of the $572,000 accounts payable. There were no other assets acquired.

On March 31, 2012, during the annual impairment test, the Company evaluated the acquired Licensing Rights for financial impairment. Based on the Company's evaluation of the recoverability of the licensing rights by measuring the carrying amount of the assets against the estimated undiscounted future cash flows associated with them, it was determined to impair the full value of the licensing rights of $627,000 due to the uncertainty of recovery.

NOTE 5 – RELATED PARTY TRANSACTIONS

During the year ended March 31, 2011, the Company issued 60 shares of its Series B Convertible Preferred Stock ("PS") to officers of the Company in consideration of 40% of their 2012 fiscal year salaries. This amounted to $233,600 which was recorded in the prepaid expense line on the consolidated balance sheet. Approximately $20,000 and $214,000 of this amount was amortized to management services in the years ended March 31, 2013 and March 31, 2012, respectively. As of March 31, 2013 the prepaid expense has been fully amortized.

In July 2012 the Company created and restated the designation of the Series B Convertible Preferred shares, and on August 16, 2012, in connection with the new designation cancelled the 60 PS shares issued above in exchange for 292,000 shares of the new Series B Preferred Stock. Sharon Berthold converted 300 of her PS for 30,000,000 common shares on September 7, 2012.

On April 18, 2012, the Company entered into an agreement with Gary Berthold, who serves as chairman of the board of directors, president and chief executive officer of the Company, and with Sharon Berthold, who serves on our board of directors and as executive vice-president (collectively the "Officers"), to issue 60,000 (30,000,000 pre-split) common shares in satisfaction of $465,000 of accrued salaries owing to them under their employee contracts.

On July 25, 2012, Gary Berthold and Sharon Berhold were each issued one share of Class A Convertible Preferred Stock (the "Preferred A Stock") and two and one billion shares of Common Stock, respectively. The Officers were issued the Preferred A Stock in connection with and as consideration for their agreements to continue as an officer and director for the Company. The certificate of designations for the Preferred A Stock provides that as a class it possesses a number of votes equal to two times the votes of capital stock outstanding of the Company that could be asserted in any matter put to a vote of the shareholders of the Company. This did not lead to a change of control, as the Officers continue to be majority owners.

On November 27, 2013, the Company issued 120,000 shares of its Preferred Class B stock to the Officers for past services rendered and for the cancelation of the three billion shares of common stock mentioned above.

On March 8, 2013 the Company issued 40,000,000 of its common stock to INOHEALTH Products, a party related through common ownership by Gary and Sharon Berthold., in connection with a licensing and marketing agreement originally dated July 2010. As the issuance was to a related party, it has been accounted for as a capital transaction, with the capital contribution of the license agreement offset by the capital distribution of the issuance of the shares.

During the year ended March 31, 2013, Sharon Berthold paid certain expenses on behalf of the Company in the amount of $64,161. This amount has been recorded as a loan payable – related party. Additional expenses on behalf of the Company were paid by Sharon Berthold during the year ended March 31, 2014, bringing the balance of the loan payable – related party as of March 31, 2014 to $78,958.

On November 29, 2013 Sharon Berthold resigned her position as Director, Executive Vice President and Secretary.

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NOTE 6 – CONVERTIBLE NOTES PAYABLE

Convertible notes payable consist of the following at March 31, 2014 and 2013:

	Due Date	Interest	March 31, 2015	March 31, 2014
Just Marketing	Demand	10%	40,000	-
New Opportunity Business Solutions	Demand	10%	-	27,500
			40,000	27,500
Debt Discount			-	10,412
			40,000	17,500

The Company has issued various convertible debentures to accredited investors with interest rates ranging from 8% to 18%. The investors can convert the principal and accrued but unpaid interest of the debentures into shares of the Company's common stock at fixed or variable conversion prices according to the contract.

The Company has evaluated their convertible notes for embedded derivative features and has determined that in several of the notes a derivative liability is necessary to recognize. These notes contain a conversion feature which include a "reset" provision, whereby the conversion rate would be reset should there be future equity sales at a price less than the conversion rate in effect at the time. Therefore, the conversion feature is required to be bifurcated and accounted for under derivative accounting, and remeasured each period end, with any changes in the fair value of the derivative to be recognized in income. All the notes which contained the reset provision were entered into during the year ended March 31, 2012.

The conversion features were evaluated for any beneficial aspect and it was determined that several of the notes contained beneficial conversion features, whereby the conversion rate was calculated at a discount to the market price.

There were also several convertible debentures issued in the years ended March 31, 2014 and 2013, which were in exchange for existing loans or other debt of the Company under assignment agreements between the original noteholder and the new noteholder. All the new notes were fully converted soon after the exchange (except for Just Marketing, discussed below). The exchanges were evaluated for any gains or losses to be recognized upon extinguishment of the original debt, and it was determined there were no gains or losses to be recognized.

On July 17, 2012 the Company issued a Demand note to New Opportunity Business Solutions in connection with a consulting contract also dated July 17, 2012. The principal amount of the note is $75,000.00. The note bears an interest rate of 10%. The note and any accrued interest are eligible to be converted into the Company's common stock.

On July 23, 2013, the Company entered into a $40,000 convertible debenture with Just Marketing Group, Inc., which bears interest at 10%. The note is due on demand 120 days after issuance. The note is convertible, beginning 60 days after issuance, at a 50% discount to market price on date of conversion, or mutually agreed upon terms. The Company determined the conversion feature was not required to be bifurcated, as although the conversion terms were not fixed, we do not know what mutually agreed upon terms will be and if will not still qualify as indexed to the Company's own stock. Therefore, the Company recognized a beneficial conversion feature in the amount of $20,000. The related debt discount was amortized over the 120 day period until demand, which has been considered the maturity date.

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NOTE 7 – COMMON & PREFERRED STOCK

Please see Note 5 for a discussion of common and Preferred Stock issued to related parties. As of March 31, 2014, all the Preferred Stock of the Company is held by the Officers.

Please see Note 6 for all share issuances upon conversions of convertible debentures.

On July 25, 2012, the Board of Directors voted and approved to set up a Stock Option Plan for the Issuer's selected employees, directors (if applicable) and consultants as an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company, and to attract new employees. This plan seeks to achieve this purpose by providing for awards in the form of registered shares, restricted shares and options (which may constitute incentive stock options or non-statutory stock options), as well as the direct award or sale of shares of the Company's common stock. Awards may be granted under this plan in reliance upon federal and state securities law exemptions. Shares offered under this plan shall be authorized but unissued shares, and shall not exceed two hundred million (200,000,000) shares of authorized common stock of the Company. Each award or sale of shares under the plan (other than upon exercise of an option) shall be evidenced by a stock purchase agreement between the offeree and the Company. The provisions of the various stock purchase agreements entered into under the plan need not be identical. No options have been issued under the Plan as of March 31, 2014.

On Oct 18, 2013 the Company increased the authorized shares from 250,000,000 to 400,000,000 shares.

During the year ended March 31, 2014 the Company issued 18,040,000 shares of its common stock for services to various consultants with a fair value of $1,918,379. The consulting expense recognized related to services already provided, or was issued as a signing bonus to various consultants agreeing to work with the Company. The fair value was determined using the market price of the Company's stock on the date of issuance.

On May 1, 2013, INOL entered into an Exclusive Licensing Agreement with Green Dolphin Corp, whose President has agreed to become VP of Business Development. In connection with the license agreement the Company issued to Green Dolphin 1,200,000 common shares, with a fair value based on the market price of the shares of $264,000 (amount included in disclosure above). As the shares were issued to a company controlled by a consultant of the Company, and it is not known if the Company will ever actually distribute the products offered under the license agreement, the shares have been treated as additional compensation to the consultant.

During the year ended March 31, 2014 the Company issued 4,543 (post reverse stock split) shares of its common stock for services to various consultants with a fair value of $294,420. The fair value was determined using the market price of the Company's stock on the date of issuance. The majority of the shares were issued at the commencement of the contract period (one year) and recognized as a prepayment upon issuance. $161,250 was expensed during the year, with $53,750 remaining as Prepaid Expenses at March 31, 2014.

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NOTE 8 – WARRANTS AND OPTIONS

There are no warrants or options issued or outstanding to acquire any additional shares of common stock of the Company during the years ended March 31, 2015 and 2014.

NOTE 9 – INCOME TAXES

Deferred tax assets and liabilities result from temporary differences in the recognition of income and expense for tax and financial reporting purposes. Significant components of the Company's deferred tax assets and liabilities are as follows at March 31:

	2015	2014
Deferred tax assets
NOL carryforwards	$3,462,900	$2,629,220

Valuation allowance	(3,462,900)	(2,629,220)

Net	-	-

A valuation allowance has been recorded against the realizability of the net deferred tax asset such that no value is recorded for the asset in the accompanying financial statements. The valuation allowance increased $833,680 between the year ended March 31, 2015 and 2014.

The Company has net operating loss carry forwards available for federal and state tax purposes of approximately $10,185,000, at March 31, 2014, which expire in varying amounts through 2033.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Employment agreements

On April 30, 2011, the Company entered into executive employment agreements with Gary Berthold and Sharon Berthold (each an "Employee" and collectively, the "Employees"). Under the terms of the executive employment agreements, Mr. Berthold has agreed to serve as our chairman of the board of directors, president and chief executive officer on an at-will basis and Mrs. Berthold has agreed to serve on our board of directors and as executive vice president on an at-will basis.

The agreement for Gary Berthold provides for an initial base salary of $310,000 per year and the agreement for Sharon Berthold provides for an initial base salary of $274,000 per year. The Employees are eligible to receive increases and annual cash incentive bonuses at the discretion of the board of directors. The Employees are also eligible to participate in benefit and incentive programs we may offer.

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We may terminate the agreement at any time, with or without due cause. Employee may terminate the agreement at any time, with or without good reason. However, termination for good reason must occur within 90 days of the occurrence of an event constituting good reason, and Employee must furnish us with written notice of the event within 30 days after the initial existence of the event and provide us with at least a 30-day cure period. "Good reason" includes: a material diminution in his authority, duties, responsibilities, titles or offices; a purported reduction in Employee's base salary in an amount greater than 10% below the base salary in effect at the time of the reduction; our failure to timely cure or diligently initiate a cure of any material breach within 30 days after Employee gives us written notice of the breach.

Immediately preceding the occurrence of a change in control, and regardless of whether Employee's employment terminates and/or he receives severance payments as a result of the change in control, Employee will be entitled to receive a payment equal to (A) two times his then current annual salary and (B) two times the amount of the average incentive bonus paid during the two calendar years preceding the date of termination.

Litigation

The Company may be subject to various pending and threatened legal actions, which arise in the normal course of business. The Company's management believes that the impact of such litigation will not have a material adverse impact on its financial position or results of operations.

NOTE 11 – SUBSEQUENT EVENTS

The Company issued 5,200,000 shares of Series B PS and 205,000,000 shares of common stock to Directors of the Company as signing bonuses.

Management has evaluated all activity of the Company through July 15, 2014 and concluded that no additional subsequent events have occurred that would require recognition in the financial statements or disclosure in the notes to financial statements.

On February 1, 2016, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a Definitive Merger Agreement ("Agreement") with 8687544 Canada, Inc. ("8687544"), pursuant to which the Registrant has agreed to issue 8687544 thirty million shares of common stock, after a thirty thousand to one (30,000 to 1) reverse split of the Registrant's existing issued and outstanding shares, in consideration for 8687544's rights title and interest to a needle free injector system. Including the following rights and assets:

A.	Design, Specifications and Intellectual Properties of the Needle Free Injector System 505 (for injection of 0.5ml, both reusable and disposable), and One30 (a disposable injection of 0.3).

B.	Regulatory Approvals for the Needle Free Injector (FDA, Health Canada and European). FDA Version Number – M GBA EN FR R01 1209SFR

C.	Any and all marketing materials, presentation, clinical trials, research. Including brand name use.

D.

Any and All Global Rights and Ownership to the Needle Free Injector System and technology referred to as Injex and or its equivalent Generic IP, including but not limited to its designs, its technical know-how, and trade secrets.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

InoLife Technologies, Inc.

Date: April 27, 2016	By:	/s/ Dr. John Oda
Dr. Johan Oda
Chief Executive Officer

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